                                                                    EXHIBIT 10.1

                              ROBBINS & MYERS, INC.

                            CASH BALANCE PENSION PLAN

                              AMENDED AND RESTATED

                           (Effective October 1, 1999)

                                TABLE OF CONTENTS
                                -----------------

FOREWORD 1
SECTION 1--DEFINITIONS............................................................................................2

SECTION 2--ELIGIBILITY AND PARTICIPATION..........................................................................6

         2.1      ELIGIBILITY.....................................................................................6

         2.2      REEMPLOYMENT....................................................................................7

         2.3      TRANSFERRED EMPLOYEES...........................................................................8

SECTION 3--ACCOUNTS AND CREDITS TO ACCOUNTS.......................................................................8

         3.1      ACCOUNTS........................................................................................8

         3.2      PAY-BASED CREDITS TO ACCOUNTS...................................................................9

         3.3      INTEREST CREDITS TO ACCOUNTS....................................................................9

         3.4      LIMITATION ON CREDITS...........................................................................9

         3.5      PRIOR PLAN ACCOUNT..............................................................................9


SECTION 4--RETIREMENT BENEFITS...................................................................................10

         4.1      NORMAL RETIREMENT BENEFIT......................................................................10

         4.2      LATE RETIREMENT BENEFIT........................................................................10

         4.3      DISABILITY RETIREMENT BENEFIT..................................................................10

         4.4      EARLY RETIREMENT BENEFIT.......................................................................11

         4.5      NONDUPLICATION OF BENEFITS.....................................................................11


SECTION 5--BENEFITS UPON TERMINATION OF EMPLOYMENT...............................................................11

         5.1      BENEFIT ON TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT.......................................11

         5.2      COMMENCEMENT OF BENEFITS TO VESTED TERMINATED PARTICIPANTS.....................................12


SECTION 6--DEATH BENEFITS........................................................................................12

         6.1      BENEFIT PAYABLE IN THE EVENT OF DEATH BEFORE RETIREMENT BENEFIT COMMENCEMENT DATE..............12

         6.2      BENEFICIARY....................................................................................13


SECTION 7--PAYMENT OF BENEFITS...................................................................................14

         7.1      TIME OF PAYMENT................................................................................14

         7.2      NORMAL FORM OF BENEFIT.........................................................................14

         7.3      CLAIM FOR BENEFIT..............................................................................14

         7.4      QUALIFIED JOINT AND SURVIVOR ANNUITY FORM......................................................14

         7.5      OPTIONAL FORMS OF BENEFIT......................................................................16

         7.6      CASH-OUT OF ACCRUED BENEFIT....................................................................16

         7.7      ELIGIBLE ROLLOVER DISTRIBUTIONS................................................................16


SECTION 8--CONTRIBUTIONS.........................................................................................17

         8.1      CONTRIBUTIONS BY PARTICIPANTS..................................................................17

         8.2      CONTRIBUTIONS BY EMPLOYERS.....................................................................17


SECTION 9--AMENDMENT AND TERMINATION.............................................................................18

         9.1      GENERAL AMENDMENT..............................................................................18

         9.2      AMENDMENT OF VESTING SCHEDULE..................................................................18

         9.3      TERMINATION OF THE PLAN AND TRUST..............................................................19

         9.4      MERGER, CONSOLIDATION OR TRANSFER..............................................................19


SECTION 10--LIMITATIONS OF BENEFITS..............................................................................19

         10.1     MAXIMUM ANNUAL BENEFITS........................................................................20

         10.2     EARLY TERMINATION PROVISIONS...................................................................20

         10.3     ACTUARIAL ASSUMPTIONS..........................................................................21

         10.4     COMBINATION DEFINED BENEFIT AND DEFINED CONTRIBUTION PLAN LIMITATIONS..........................21


SECTION 11--ADMINISTRATION.......................................................................................22

         11.1     DESIGNATION OF FIDUCIARIES.....................................................................22

         11.2     BOARD 22

         11.3     CORPORATE BENEFITS COMMITTEE...................................................................22

         11.4     ACTION OF COMMITTEE............................................................................24

         11.5     TRUSTEE........................................................................................24

         11.6     EMPLOYER RECORDS...............................................................................25

         11.7     INDEMNIFICATION................................................................................25

         11.8     DISCRIMINATION PROHIBITED......................................................................25

         11.10    TIME OF DELIVERY...............................................................................25

         11.11    APPEALS FROM DENIAL OF CLAIMS..................................................................25


SECTION 12--ADOPTION OF PLAN BY EMPLOYERS........................................................................26

         12.1     PROCEDURE......................................................................................26

         12.2     EFFECT   26

         12.3     WITHDRAWAL OF AN E.............................................................................26


SECTION 13--SUCCESSOR COMPANY....................................................................................27

         13.1     SUCCESSOR COMPANY..............................................................................27


SECTION 14--GENERAL PROVISIONS...................................................................................27

         14.1     CONSTRUCTION...................................................................................27

         14.2     EMPLOYMENT.....................................................................................27

         14.3     BENEFITS SUPPORTED ONLY BY FUND................................................................27

         14.4     SPENDTHRIFT CLAUSE.............................................................................27

         14.5     BENEFITS PAYABLE TO INCOMPETENTS...............................................................28

         14.6     EXPENSES.......................................................................................28

         14.7     NON-DISCRIMINATION.............................................................................28

         14.8     PURCHASE OF ANNUITY CONTRACTS..................................................................28

         14.9     FAILURE OF PLAN TO QUALIFY.....................................................................28

         14.10    SPECIAL RULES RELATING TO VETERANS' REEMPLOYMENT RIGHTS UNDER USERRA...........................28


SECTION 15--IN THE EVENT THE PLAN BECOMES TOP-HEAVY..............................................................28

         15.1     SPECIAL DEFINITIONS............................................................................28

         15.2     SPECIAL TOP-HEAVY RULES........................................................................29


APPENDIX A......................................................................................................A-1


APPENDIX B......................................................................................................B-1


APPENDIX C......................................................................................................C-1

                                   CERTIFICATE

     I, ____________________________, of Robbins & Myers, Inc. and a member of its Corporate Benefits Committee, hereby certify that the attached document is a full, true and complete copy of the Robbins & Myers, Inc. Cash Balance Pension Plan, as amended and restated, as adopted by the Corporate Benefits Committee of Robbins & Myers, Inc., effective as of October 1, 1999.

         Dated this _____ day of _____________, 2001.



                                         -------------------------------------

                                    FOREWORD

              Robbins & Myers, Inc., an Ohio corporation (the "Company") previously adopted the Robbins & Myers, Inc. Cash Balance Pension Plan for Salaried Employees of Chemineer, Edlon and Pfaudler (the "Chemineer Plan") effective July 1, 1994. The Company also adopted the Robbins & Myers, Inc. Pension Plan (the "Pension Plan") effective February 1, 1957. Effective as of October 1, 1979, the Pension Plan was restated so as to become a Participating Group Plan, with each Supplement to the Pension Plan constituting a "SIMPLE plan" within the meaning of Internal Revenue Service regulations 1.414(1)-1(b)(1). The Pension Plan was subsequently amended and restated effective October 1, 1989, to provide, among other things, for the merger of the Supplement covering the Fairfield Participating Group into the Supplement covering the Robbins & Myers, Participating Group.

              Effective October 1, 1999, the Chemineer Plan was amended and restated, and renamed as the Robbins & Myers, Inc. Cash Balance Pension Plan ("Cash Balance Plan"). Also, effective October 1, 1999, the Pension Plan merged into the Cash Balance Plan. The Cash Balance Plan is intended to meet the requirements of Section 401(a) of the Internal Revenue Code.

                             SECTION 1--DEFINITIONS

              As used herein, unless otherwise defined or required by the context, the following words and phrases shall have the meanings indicated. Some of the words and phrases used in the Plan are not defined in this Section 1, but, for convenience are defined as they are introduced into the text.

         1.1 "Account" means the Account established and maintained for each Participant pursuant to the provisions of Section 3. Such Accounts are intended to be only bookkeeping accounts and neither the maintenance nor the making of credits thereto shall be construed as an allocation of assets of the Plan to, or a segregation of such assets in, any such Account, or otherwise as creating a right in any person to receive specified assets of the Plan. Benefits provided under the Plan shall be paid from the general assets of the Fund in the amounts, in the forms and at the times provided under the terms of the Plan.

         1.2 "Accrued Benefit" means, as of the time of reference, an annual amount of benefit, payable in the form of a single life annuity, commencing on a Participant's Normal Retirement Date (or, if later, his Late Retirement Date), which such single life annuity is the Actuarial Equivalent of the Account with interest credited as provided under subsection 3.3.

         1.3 "Actuarial Equivalent" means a benefit having the same value as the benefit which it replaces. Except as otherwise provided elsewhere in the Plan, such benefit shall be computed based on the interest rate, mortality table, and other factors, if any, as specified in Appendix A. In its approval of any other actuarially equivalent option to be made available under the Plan, the Committee shall specify the mortality basis, interest basis, and the basis of any other factors applicable in the determination of actuarial equivalence under such options; and such specification shall constitute an addendum to Appendix A of the Plan.

         1.4 "Actuary" means one or more actuaries chosen by the Company to provide actuarial services in connection with the administration of the Plan and who shall be enrolled under Subtitle C of Title III of ERISA.

         1.5 "Affiliate" means the Company and any other company which is related to the Company as (i) a member of a controlled group of corporations in accordance with Section 414(b) of the Code, (ii) a trade or business under common control in accordance with Section 414(c) of the Code, (iii) an affiliated service group within the meaning of Section 414(m) of the Code, or
(iv) entities required to be aggregated with the Company under Section 414(o) of the Code. For the purposes under the Plan of determining whether or not a person is an Employee and the period of employment of such person, each such other company shall be included only for such period or periods during which such other company is so a member of a controlled group, affiliated service group or under common control.

         1.6 "Authorized Leave of Absence" means any absence authorized by an Employer following standard personnel practices, under uniform rules pursuant to
Section 14.7, and provided that the Participant returns within the period specified in the Authorized Leave of Absence.

         1.7 "Beneficiary" means the person or persons, or other legal entity, who has been designated in accordance with Section 6.2 hereof to receive any benefits payable upon the death of a Participant.

         1.8 "Benefit Commencement Date" means, in the case of an annuity form of distribution, the first day of the first period with respect to which an amount is payable as a benefit pursuant to the Plan; in the case of a lump sum payment, the date as of which payment is to be made pursuant to the Plan.

         1.9 "Board" means the Board of Directors of the Company or its successor corporation.

         1.10 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         1.11 "Company" means Robbins & Myers, Inc., a corporation with its principal place of business in Dayton, Ohio.

         1.12 "Compensation" means an Employee's total salary or wages from an Employer before deductions, including base pay, bonuses, commissions, overtime, incentive pay provided under an incentive pay plan maintained by his Employer and any before-tax contributions made under any 401(k) plan or any amount deferred under Code section 125. Compensation does not include any severance pay, moving allowance, car allowance, awards or prizes, stock option or SAR payments, nonqualified deferred compensation, or imputed income under Code section 79 or 132, or such other similar payments under the Code and regulations thereunder. Notwithstanding the foregoing, Compensation in a Plan Year in excess of $150,000, subject to adjustment as provided in Code section 401(a)(17), shall be disregarded for all purposes under the Plan. In determining compensation of an employee, the rules of section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the employee and lineal descendants of the employee who have not attained age 19 years before the close of year. If, as a result of the application of such rules, the adjusted dollar limitation of section 401(a)(17) of the Code applicable to family members is exceeded, then such limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this subsection prior to the application of the limitation. If compensation of any prior Plan Year is taken into account in determining an Employee's benefits for the current year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. A Participant who is Totally and Permanently Disabled pursuant to section 4.3(a) shall be deemed for purposes of section 3.2 to receive Compensation during such period of Total and Permanent Disability prior to attaining age 65 at the same rate of Compensation as was in effect immediately prior to the commencement of such Total and Permanent Disability. Effective for Plan Years beginning after December 31, 1996, the family aggregation rules under the Code are no longer applicable.

         1.13 "Corporate Benefits Committee" or "Committee" means the group of persons as provided for in Section 11 who shall administer the Plan. The Corporate Benefits Committee shall be the "administrator" within the meaning of
Section 3(16)(A) of ERISA.

         1.14 "Early Retirement Date" means the first day of the month coincident with or next following the date on which the Participant attains age 55.

         1.15 "Eligible Employee" means an Employee of an Employer (other than a leased employee within the meaning of Section 414(n) of the Code) who is compensated on a salaried or nonbargaining hourly basis; provided that such Employee is not currently an active participant in any other defined benefit pension plan to which the Employer contributes. The term "Eligible Employee" also includes individuals performing services for Process Supply, Inc. through a leasing agency on and after February 3, 1997, the date the Company acquired Process Supply, Inc., and before the date those individuals became employed by Edlon, Inc. Effective for Plan Years beginning after December 31, 1996, a leased employee is defined as any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or the recipient and related persons determined in accordance with Section 414(N)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary control and direction of the recipient.

         1.16 "Employee" means an individual who is employed by an Employer or Affiliate (including a leased employee within the meaning of Section 414(n) of the Code).

         1.17 "Employer" means any subsidiary or Affiliate of the Company which, with the consent of the Company, adopts the Plan for the benefit of some or all of its employees.

         1.18 "Employing Unit" means any subsidiary or Affiliate of the Company which, with the consent of the Company, adopts the Plan for the benefit of some or all of its employees.

         1.19 "ERISA" means Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.20 "Fiduciary" means the Company, the Corporate Benefits Committee and the Funding Agent, but only with respect to the specific responsibilities of each for Plan and Fund administration, all as described in Section 11.

         1.21 "Fund" means all sums of money, insurance or annuity contracts, and all other property of every kind, from time to time held by the Funding Agent from which the benefits provided by this Plan will be paid.

         1.22 "Funding Agent" means the trustee or trustees and/or insurance company or companies selected by the Board to hold the funds of the Plan pursuant to a trust agreement or agreements or an insurance contract or contracts.

         1.23 "Hour of Service" means (a) one hour for each hour for which the Participant is paid, or entitled to payment, for the performance of duties during the applicable computation period for which his Hours of Service are being determined under the Plan; (b) one hour for each hour, in addition to the hours in subsection (a) above, for which the Participant is directly or indirectly paid, or entitled to payment, based upon a period of time during which no duties are performed due to vacation, holiday, illness, disability, layoff, jury duty, military duty or other approved absence to a maximum of eight (8) hours per day and forty (40) hours per week, not to exceed 501 hours credited on account of any single, continuous period during which the Participant did not perform any duties; (c) one hour for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to; and (d) Hours of Service credited in accordance with the rules of the Department of Labor regulations.

         1.24 "Inactive Participant" means an Employee who was a Participant, but who (1) has ceased to be a Participant under the Plan, but who remains in the employment of the Employer, (2) is in a status of employment with the Employer where he is not an Eligible Employee, or (3) is transferred to employment as an Employee of a nonparticipating Affiliate.

         1.25 "Late Retirement Date" means the first day of the month coincident with or next following the date the Participant actually retires after his Normal Retirement Date.

         1.26 "Limitation Year" means the calendar year.

         1.27 "Normal Retirement Date" means the first day of the month coincident with or next following the date on which a Participant attains his sixty-fifth (65th) birthday.

         1.28 "Participant" means an Eligible Employee who has qualified for participation in accordance with the terms of Section 2 hereof.

         1.29 "Participating Group" means each separate group of Employees which is classified by the Company, by specific reference to plant, location or otherwise, as constituting a separate Participating Group, in accordance with the resolution of the Board bringing such group under the Plan. Each such Participating Group shall be identified by a separate Supplement to the Plan. The Board may, by resolution, at its discretion, amend the Plan to add one or more Supplements, to be attached and made part of the Plan. Any such additional Supplements shall be effective with respect to any Participating Group listed and included therein as of the date listed in each Supplement.

         1.30 "Pay Credit Date" means July 1, 1994, or the date of the Employing Unit's inclusion in the Plan, if later.

         1.31 "Pension Plan" means the Robbins & Myers, Inc. Pension Plan (No.
21) effective as of February 1, 1957, as amended and restated.

         1.32 "Plan" means the Robbins & Myers, Inc. Cash Balance Pension Plan, as amended and restated, set forth herein or as amended from time to time.

         1.33 "Plan Year" means the 12-month period beginning October 1 and ending each September 30.

         1.34 "Retirement Benefit" means a lump sum payment or a series of monthly payments which are payable to an individual who is entitled to receive benefits under the Plan.

         1.35 "Service" means the aggregate of all periods of employment as an Employee with the Company or Affiliate. Service shall include (i) a period of up to 12 months of absence from employment for any reason other than because of quit, retirement or discharge, (ii) the period from the date an Employee quits, retires or is discharged to the date of his reemployment if he again becomes employed with the Company or Affiliate within 12 months of such quit, retirement or discharge and (iii) the aggregate of all periods of employment prior to July 1, 1994 for salaried employees of Chemineer, Edlon and Pfaudler. Service for purposes of vesting and eligibility under this Plan for employees of an organization whose business and/or assets are subsequently merged into or acquired by the Company or Affiliate shall include only the period of employment with such merged or acquired organization. Service shall also include such period of service in the armed forces of the United States as shall be required to be recognized under applicable federal law with respect to military service.

         1.36 "Spouse" means the widow or widower of a deceased Participant who has been married to the Participant throughout the one-year period immediately preceding, and ending on, the date of the Participant's death.

         1.37 "Total and Permanent Disability" means a physical or mental condition resulting from a bodily injury or disease which entitles the Participant to receive disability insurance benefits under Title II of the Federal Social Security Act; provided, however, that in no event will a Participant be deemed to be Totally and Permanently Disabled after his attainment of his Normal Retirement Date. If a Participant who is Totally and Permanently Disabled ceases to be such prior to his Normal Retirement Date, his employment shall be deemed to be terminated as of the date he so ceases to be Totally and Permanently Disabled, unless he returns to employment with an Employer within such period as the Committee shall prescribe.

         1.38 "Vested Terminated Participant" means a Participant whose employment has terminated but who is entitled to a benefit under the Plan in accordance with the provisions of Section 5.2.

                    SECTION 2--ELIGIBILITY AND PARTICIPATION

         2.1       ELIGIBILITY.

                   (a) Each Employee who was a Participant in the Robbins & Myers, Inc. Pension Plan on September 30, 1999 will automatically continue as a Participant in this Plan as a member of the Participating Group covered under Supplement One to this Plan, effective October 1, 1999.

                   (b) Each Employee who was a Participant in the Robbins & Myers, Inc. Cash Balance Pension Plan for Salaried Employees of Chemineer, Edlon and Pfaudler on September 30, 1999 shall automatically continue as a Participant in this Plan effective October 1, 1999.

                   (c) Each Employee who is a salaried employee of Moyno Oilfield Products at the Company's Fairfield, California, or Plano, Texas facilities, and who was covered under the Pension Plan prior to October 1, 1999 shall automatically continue as a member of the Participating Group covered under Supplement Two to this Plan. The following individuals shall also automatically continue as a member of the Participating Group covered under Supplement Two to this Plan: Scott Hartings and Saeid Rahimian.

                   (d) Each Employee who was a salaried employee of Moyno Oilfield Products at the Company's Fairfield, California, or Plano, Texas facilities, and who was covered under the Pension Plan prior to October 1, 1999, but terminated employment with the Company between October 1, 1999 and December 31, 2000, is covered under Supplement Three of this Plan.

                   (e) Each individual who became an Employee of the Company between January 1, 1999 and December 31, 1999, and who was eligible to participate in the Pension Plan upon completion of its one-year eligibility requirement shall be eligible to participate in this Plan on January 1, 2000.

                   (f) Each individual who was an employee of Flow Control Equipment on December 31, 1999 shall become a Participant in this Plan as a Member of the Participating Group covered under Supplement Four to this Plan, effective January 1, 2000.

                   (g) Each other individual who becomes an Eligible Employee after the Pay Credit Date shall become a Participant in this Plan on the date he becomes an Eligible Employee.

         2.2 REEMPLOYMENT. If a Participant who previously terminated his employment is subsequently reemployed, the following additional rules shall be applicable.

                   (a) Such Participant's Service to the date he ceased employment shall be reinstated upon reemployment.

                   (b) If the Participant forfeited any percentage of his Accrued Benefit under Section 5.1, there shall be credited to his Account upon reemployment an amount equal to the amount of such forfeiture of his Account increased by the interest credits under
         Section 3.3, calculated using the active employee interest rate in effect from the date the Participant ceased employment to the date of reemployment.

                   (c) If the Participant received a lump sum payment under
         Section 5.2(b) or (c) in connection with his prior termination and the Participant forfeited any percentage of his Accrued Benefit under
         Section 5.1, there shall be credited to his Account upon reemployment an amount equal to the sum of the amount of such lump sum payment plus interest credits thereon under Section 3.3, calculated using the active employee interest rate in effect from the date such lump sum payment was made to the date of reemployment.

                   (d) If the Participant is receiving periodic payments of his benefit and the Participant forfeited any percentage of his Accrued Benefit under Section 5.1, such periodic payments shall cease unless
         (1) he is reemployed on or after the April 1 of the calendar year after the calendar year in which he attained age 70 1/2 or (2) he elects not to have his periodic payments suspended.

                         In either event, there shall be credited to the Participant's Account upon reemployment the amount necessary to restore his Account to the amount the Participant had in his Account on the date he terminated employment (after any forfeiture pursuant to Section 5.1) increased by interest credits under Section 3.3 calculated using the active employee interest rate in effect from the date he ceased employment to the date of his reemployment.

                   (e) When the Participant subsequently terminates employment after reemployment, an amount equal to the following will be deducted from his Account (after any forfeiture under Section 5.1):

                         (1) the portion of his Account attributable to the
                   amount credited to his Account at his reemployment under paragraph (c) or (d), whichever is applicable, increased by the interest credits thereon under Section 3.3 after his reemployment, and

                         (2) the Actuarial Equivalent amount, if any, of any
                   periodic benefit payments made to the Participant after reemployment increased by interest credits under Section 3.3 from the date of payment.

         2.3 TRANSFERRED EMPLOYEES. (a) An Employee who shall be transferred into employment which renders him eligible to become a Participant hereunder shall be credited with years of Service for all his employment with the Affiliates, before and after such transfer. He shall be credited with Pay-Based Credits for his employment with an Employer after such transfer as provided in Section 3.2.

                   (b) Any Participant who shall become an Inactive Participant shall continue to accrue Service under this Plan (for purposes of determining eligibility to receive a benefit) during the period he is an Inactive Participant. His eligibility for a benefit under this Plan shall be determined on the basis of his Service before and after the date of such transfer. His benefit shall be determined on the basis of his Service and Compensation as of the date of transfer and on the applicable provisions under the Plan in effect on the date of transfer.

                   SECTION 3--ACCOUNTS AND CREDITS TO ACCOUNTS

         3.1 ACCOUNTS. Except as otherwise provided in the Supplement applicable to a Participant's Participating Group, an Account shall be established and maintained for each Participant to which credits shall be made pursuant to the provisions of this Section 3, subject to the limitations of Section 10. These Accounts are intended to be bookkeeping accounts only, and neither the maintenance nor the making of credits to the Account shall be construed as an allocation of assets of the Plan to, or a segregation of such assets in, the Account, or otherwise construed as creating a right in any person to receive specific assets of the Plan. Benefits provided under this Plan shall be paid from the general assets of the Fund in the amounts, in the forms and at the times provided under the terms of the Plan.

         3.2 PAY-BASED CREDITS TO ACCOUNTS. Except as provided in Section 3.1 or
Section 3.4, for each calendar month an individual is both a Participant and an Eligible Employee on and after the Pay Credit Date but prior to the Benefit Commencement Date, an amount equal to a percentage of his Compensation for such month will be credited to the individual's Account. The amount of such percentage, which shall vary depending on the Participant's Employer and on the number of years of Service standing to the Participant's credit as of the last day of such month, is set forth in Appendix B, attached.

         3.3 INTEREST CREDITS TO ACCOUNTS. Except as provided in Section 3.1 or
Section 3.4, each Participant's Account shall be increased by a factor equal to one fourth of the interest credit percentage for the applicable Plan Year as of the first day of each "Plan Year Quarter" (the three-consecutive-calendar month period of the Plan Year, beginning on October 1, January 1, April 1 and July 1), after the Pay Credit Date but prior to the Benefit Commencement Date. Interest credits granted during a Plan Year Quarter are based on a Participant's Account balance as of the end of the previous Plan Year Quarter. The interest credit percentage for the applicable Plan Year commencing after June 30, 1994 shall, except as is hereafter provided, be equal to the greater of (a) or (b) below:

                   (a) such percentage with respect to such Plan Year as the Company may prospectively prescribe and which shall be specified in the Plan, or

                   (b) the one-month average of One-Year Treasury Constant Maturities as published in the Federal Reserve Statistical Release H.15(519) of the Board of Governors of the Federal Reserve System, over the period from (A) August 1 of the year immediately preceding the applicable Plan Year to (B) August 31 of the year immediately preceding the applicable Plan Year.

                   If the one-month average is not a multiple of 1/4 percent, the closest higher interest rate which is a multiple of 1/4 percent shall be used. Notwithstanding the foregoing provisions of this subsection, the interest credit percentage for a Vested Terminated Participant shall be 3.5 percent and, if the amount determined under paragraphs (a) and (b) above is less than 3.5 percent, 3.5 percent shall be the interest credit percentage for all Participants for that Plan Year.

         3.4 LIMITATION ON CREDITS. Notwithstanding the foregoing provisions of this Section 3, no credits pursuant to the foregoing provisions of this Section 3 shall be made to the Account of any Participant on and after the Benefit Commencement Date applicable to such Participant. However, a Participant shall continue to have amounts credited to his Account pursuant to Sections 3.2 and
3.3 if, during any Plan Year, the Participant is still employed by an Employer and receives benefits based upon attaining his "required beginning date" in accordance with Section 401(a)(9) of the Code. The additional benefit otherwise accruing during any such Plan Year by reason of the Participant's continued employment during that Plan Year shall be reduced (but not below zero) by the Actuarial Equivalent value of the total benefit payments made to the Participant during such Plan Year.

         3.5 PRIOR PLAN ACCOUNT. Notwithstanding the above, an account shall be established and maintained for each Participant who accrued credits under the Eagle

Industrial Products Corporation Cash Balance Pension Plan. The account shall consist of assets and liabilities transferred from the Eagle Industrial Products Corporation Cash Balance Pension Plan to the Robbins & Myers, Inc. Cash Balance Pension Plan for Salaried Employees of Chemineer, Edlon and Pfaudler and measured as of October 31, 1997, plus interest. Each such account shall be increased quarterly by a factor of one-quarter of the interest credit percentage for the applicable Plan Year. The interest credit percentage for each account under this paragraph is the same as that described in Section 3.3(b); however, the rate does not change to 3.5 percent upon termination of employment.

                         SECTION 4--RETIREMENT BENEFITS

         4.1 NORMAL RETIREMENT BENEFIT. Each Participant who retires from employment on his Normal Retirement Date is entitled to receive a Retirement Benefit, commencing on his Normal Retirement Date, equal to his Accrued Benefit as of his Normal Retirement Date, payable as provided in Section 7.

         4.2 LATE RETIREMENT BENEFIT. A Participant who is employed after his Normal Retirement Date is entitled to receive a Retirement Benefit equal to the Participant's Accrued Benefit as of his Late Retirement Date. Payment of the Retirement Benefit will commence on the Participant's Late Retirement Date, in the form provided in Section 7.

         4.3 DISABILITY RETIREMENT BENEFIT. A Participant may elect either (a) or (b) below, in the event the Participant becomes Totally and Permanently Disabled while employed by an Employer prior to attaining his Normal Retirement Date.

                   (a) The Participant may elect to be treated, for purposes of
         Section 3.2, as though he continued to receive Compensation for the duration of the period during which he remains Totally and Permanently Disabled (but in no event after his attainment of his Normal Retirement
         Date) at the same rate of Compensation the Participant received immediately prior to becoming Totally and Permanently Disabled. If the Participant so elects, an Account shall continue to be maintained under the Plan on his behalf during such period of Total and Permanent Disability, and credits to such Account shall continue to be made for the duration of his Total and Permanent Disability in accordance with the applicable provisions of Section 3. When the Participant attains his Normal Retirement Date, he shall be entitled to receive a Retirement Benefit in accordance with the provisions of Section 4.1.

                   (b) Alternatively, the Participant may elect: (i) to have his Benefit Commencement Date occur as soon as practicable after the date on which he becomes Totally and Permanently Disabled. If selected, the Participant will receive a benefit as of his Benefit Commencement Date, payable as provided in Section 7. The benefit shall be the Actuarial Equivalent of his Accrued Benefit as of the date on which he became Totally and Permanently Disabled; or (ii) to receive the value of his Account as of such Benefit Commencement Date. Notwithstanding the foregoing, no election pursuant to this subsection 4.3(b)(ii) may be made by a married Participant unless the Participant's spouse consents to the election. The spousal consent must acknowledge the effect of the election, and be witnessed by a Plan representative or a notary public. A Participant is not entitled to further pay credits if an election is made pursuant to this subsection 4.3(b).

         4.4 EARLY RETIREMENT BENEFIT. An actively employed Participant who has attained his 55th birthday may elect to retire prior to his Normal Retirement Date. In such case, he shall receive a Retirement Benefit, commencing on his Normal Retirement Date, equal to his vested Accrued Benefit, if any, as of his Normal Retirement Date, payable as provided in Section 7.

                   In lieu of the Participant's Retirement Benefit commencing on his Normal Retirement Date, the Participant may elect, at any time on or after his termination of employment, a reduced Retirement Benefit to commence as of the first day of any month after the date of his termination but prior to his Normal Retirement Date. In such case the Participant shall receive a Retirement Benefit which is the Actuarial Equivalent of his vested Account as of such Benefit Commencement Date, payable as provided in Section 7.

         4.5 NONDUPLICATION OF BENEFITS. The amount of a Participant's Retirement Benefits shall be reduced by that portion of any retirement income, payable from any source other than the Fund, to which he is entitled under any tax-qualified retirement plan maintained by a member of the Group (other than a profit sharing plan which is qualified under Section 401(a) of the Code) which is attributable to a period of employment for which he receives a benefit from this Plan, except that no such reduction shall be made with respect to that part of such retirement income which is attributable to contributions made by him. For the purpose of computing the amount of such reduction, any such retirement income, payment of which is to commence other than at the Employee's Normal Retirement Date under this Plan, or payment of which is to be made on a basis other than a retirement income for life, shall be recomputed to its Actuarial Equivalent value on the basis of a retirement income for life commencing on such Normal Retirement Date.

               SECTION 5--BENEFITS UPON TERMINATION OF EMPLOYMENT

         5.1 BENEFIT ON TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT. Except as is otherwise hereinafter provided, a Participant who terminates employment shall have a nonforfeitable right to a percentage of his Accrued Benefit in accordance with the following vesting schedule:

                Completed                      Percentage of
            Years of Service                  Accrued Benefit
            ----------------                  ---------------
             Less than 5                               0%
             5 or more                               100%

Notwithstanding the foregoing, a Participant's Accrued Benefit shall be one hundred percent (100%) vested and non-forfeitable upon the first to occur of:
(i) attainment of age sixty-five (65) while still employed by an Employer or Affiliate, (ii) termination of employment by reason of Total and Permanent Disability, or (iii) death. Notwithstanding the foregoing provisions of this subsection, a Participant who accrued service continuously during the period January 1 through September 30, 1995, will be credited with a full year of service for that period of time for purposes of determining the Participant's vested percentage.

                   Notwithstanding the foregoing, the nonforfeitable right to a percentage of the Accrued Benefit of a Participant covered previously under the Robbins & Myers, Inc. Cash Balance Pension Plan for Salaried Employees of Chemineer, Edlon and Pfaudler and who had completed at least three, but fewer than five, years of Service with the Company prior to December 31, 1999 shall be as follows:

                          Completed              Percentage of
                      Years of Service          Accrued Benefit
                      ----------------          ---------------

                              3                           20%
                              4                           40%
                              5                          100%

         5.2 COMMENCEMENT OF BENEFITS TO VESTED TERMINATED PARTICIPANTS. Except as otherwise provided in a Supplement to this Plan, a Participant whose employment terminates and who is entitled to the benefit specified in the first paragraph of Section 5.1 above shall hereinafter be referred to as a "Vested Terminated Participant." Except as is otherwise hereinafter provided, if a Vested Terminated Participant reaches his Normal Retirement Date, he shall be entitled to receive a Retirement Benefit, commencing on his Normal Retirement Date, equal to his vested Accrued Benefit as of his Normal Retirement Date, payable as provided in Section 7. Notwithstanding the foregoing,

                   (a) A Vested Terminated Participant may elect to commence receiving benefits as of the first day of any month following the attainment of age fifty-five (55) and prior to his Normal Retirement Date, in which event he shall be entitled to a Retirement Benefit which is the Actuarial Equivalent of his vested Account as of such Benefit Commencement Date, payable as provided in Section 7.

                   (b) If the lump sum present value of a Vested Terminated Participant's Accrued Benefit as of the date of termination of employment is $3,500 or greater (effective for Plan Years beginning after August 5, 1997, this amount is increased to $5,000), the Participant may elect that such benefit shall be paid to him, commencing as soon as practicable thereafter in the form provided for in Section 7.2 or Section 7.4, as applicable, or, subject to the spousal consent requirements of Section 7.4(c), in a cash lump sum; and

                   (c) If the lump sum present value of a Vested Terminated Participant's Accrued Benefit as of the date of his termination of employment does not exceed $3,500 ($5,000 for Plan Years beginning after August 5, 1997), such benefit shall be paid to him as soon as practicable thereafter in a cash lump sum.

                            SECTION 6--DEATH BENEFITS

         6.1 BENEFIT PAYABLE IN THE EVENT OF DEATH BEFORE RETIREMENT BENEFIT COMMENCEMENT DATE. If a Participant dies before the date payment of his Retirement Benefit payments begin, a benefit shall be payable to his Beneficiary as follows:

                   (a) If the Participant's Beneficiary is any person other than his Spouse, there shall be paid to such Beneficiary as of the first day of the month following the month in which the Participant's death occurs an amount equal to the value of the Participant's Account as of the last day of the month in which the death of the Participant occurs.

                   (b) If the Participant's Beneficiary is his Spouse, the Spouse is entitled to receive a Retirement Benefit for her life commencing on the first day of any month on or after the date of the Participant's death. The benefit to the Spouse shall be a single life annuity, payable monthly. The annuity benefit is the Actuarial Equivalent of the Accrued Benefit to which such Participant would have been entitled had he terminated employment on his date of death, and commenced to receive a Retirement Benefit as of such date. The monthly amount of the Spouse's benefit shall equal the monthly amount payable under a single life annuity where such single life annuity is the Actuarial Equivalent of the Retirement Benefit to which such Participant would have been entitled had he terminated employment on his date of death and commenced to receive a Retirement Benefit as of such date. Alternatively, the Spouse may request to receive, in lieu of any other benefits under the Plan to which she would otherwise be entitled, a distribution of the value of the Participant's Account as of his date of death, payable as soon as practicable after the Participant's death.

                   (c) The foregoing provisions of this Section 6.1 shall apply in the case of the death of a Vested Terminated Participant only with respect to that portion of his Account (or Accrued Benefit) in which he is so vested on his date of death.

         6.2       BENEFICIARY.

                   (a) A Participant who has a Spouse at the date of his death shall automatically be deemed to have designated such Spouse as his Beneficiary unless (i) the Participant designates a different Beneficiary, and the Spouse consents to the designation in writing, or
         (ii) it is established to the satisfaction of the Committee that the consent of the Spouse cannot be obtained because the Spouse cannot be located or because of other special circumstances.

                       For purposes of this Paragraph (a), the term Spouse shall also include an individual to whom the Participant was previously married to the extent so required under the terms of a qualified domestic relations order (within the meaning of Section 414(p) of the Code).

                   (b) Subject to the provisions of Paragraph (a) above, a Participant may designate a Beneficiary or Beneficiaries to receive any death benefit payable under the Plan (other than amounts which are required to be paid to a surviving Spouse). Any such designation shall be made, and may be changed or revoked, by filing the appropriate form with the Committee. If more than one person is designated each shall have an equal share unless the designation directs otherwise. Any designation, change or revocation by a Participant shall be effective only if it is received by the Committee before the death of such Participant. For purposes of this Paragraph (b), the term "person" includes an individual, a trust or an estate. If no Beneficiary designation is on file with the Committee at the Participant's death, or if any designation is not effective for any reason as determined by the Committee the benefit payable under the Plan shall be paid to such Participant's executor or administrator.

                         SECTION 7--PAYMENT OF BENEFITS

         7.1 TIME OF PAYMENT. Payment of any benefit to which a Participant is entitled pursuant to the Plan shall commence as of such Participant's Benefit Commencement Date. In no event shall payment of any benefit commence later than sixty days after the close of the Plan Year during which such Participant attains, or would have attained, his Normal Retirement Date or, if later, terminates his employment with the Company or Affiliate provided however, payment must begin no later than April 1 of the calendar year following the calendar year in which he attains age 70 1/2. Effective for Plan Years beginning after December 31, 1996, benefit payments must commence for a Participant who:
(I) is a 5% owner (as described in Section 416(i) of the code) no later than the April 1 of the calendar year following the calendar year in which the 5% owner attains age 70 1/2; or (2) is not a 5-percent owner, no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, or retires, whichever is later.

         7.2 NORMAL FORM OF BENEFIT. Except as otherwise provided in this
Section 7, the normal form of benefit payable to a Participant shall be an annuity for the life of the Participant.

         7.3 CLAIM FOR BENEFIT. A Participant must file a claim for benefits before payment of benefits shall commence. The claim for benefits shall be in writing (in such form as the Corporate Benefits Committee designates) and shall specify the date on which pension payments are to commence, consistent with the provisions of the Plan with respect to commencement of benefits. The Participant shall certify in his claim for benefits whether or not he is married; if he is, he shall provide the name and date of birth of his Spouse. The certification by the Participant as to his marital status is binding upon the Participant.

         7.4       QUALIFIED JOINT AND SURVIVOR ANNUITY FORM.

                   (a)   IN GENERAL

                         Subject to the conditions set forth in this Section 7.4, if a Participant is married on the Benefit Commencement Date, the amount of each pension payment which otherwise would be payable to the Participant, shall be reduced on an Actuarial Equivalent basis. If the Participant's Spouse survives the Participant, pension payments shall be payable under the Plan to the Participant's surviving Spouse during the surviving Spouse's remaining lifetime after the Participant's death, in an amount equal to fifty percent (50%), or, if the Participant elects, one hundred percent (100%) of the Participant's reduced pension payment.

                   (b) ELECTION TO WAIVE THE QUALIFIED JOINT AND SURVIVOR ANNUITY FORM

                         A Participant may elect, during the election period specified below, to waive the qualified joint and survivor annuity form. If the Participant elects to waive the qualified joint and survivor annuity, pension payments shall be made in the normal form as provided in Section 7.2, or under the optional form selected by the Participant in accordance with Section 7.5.

                         An election to waive shall not take effect unless the Participant's Spouse consents, in writing, to the election. No consent is valid unless the Participant has received a general description of the material features, and an explanation of the relative values of the optional forms of benefits available under the Plan in a manner that satisfies the notice requirements of Section 417(a)(3) of the Code. Further, if a benefit is immediately distributable, a Participant shall be informed of his right, if any, to defer receipt of the distribution. The Corporate Benefits Committee, in its sole discretion, may waive the requirement for consent of the Spouse if the Participant establishes to the Corporate Benefits Committee's satisfaction that the Spouse cannot be located, or because of other special circumstances.

                         An election to waive the qualified joint and survivor annuity form may be made at any time within the election period beginning on the date which is the 90th day preceding the Participant's Benefit Commencement Date and ending on such Benefit Commencement Date. A Participant may revoke a waiver of the qualified joint and survivor annuity form at any time during the election period.

                         There is no limit on the number of times during the election period that a Participant may elect to waive the qualified joint and survivor annuity form or revoke a waiver.

                   (c)   EXPLANATION

                         No earlier than 90 days, and no later than 30 days, before the Participant's Benefit Commencement Date, the Corporate Benefits Committee furnishes the Participant with a written explanation of (i) the terms and conditions of the qualified joint and survivor annuity form, (ii) the Participant's right to make, and the effect of, an election to waive the joint and survivor annuity form of benefit,
         (iii) the rights of the Participant's Spouse to consent, or refuse to consent, to such waiver, and (iv) the Participant's right to make, and the effect of, a revocation of an election to waive. Effective for Plan Years beginning after December 31, 1996, the written explanation described in section 417(a)(3)(A) of the Code may be provided after the Benefit Commencement Date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in section 417(a)(6)(A) of the Code shall not end before the 30th day after the date on which such explanation is provided. The Secretary may, by regulations, limit the application of the clause above, except that such regulations may not limit the period of time by which the Benefit Commencement Date precedes the provision of the written explanation other than by providing that the Benefit Commencement Date may not be earlier than termination of employment. A Participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the Benefit Commencement Date (or to waive the 30-day requirement under the above paragraph) if the distribution commences more than 7 days afer such explanation is provided. The preceding 30-day waiver provision also shall apply to any notices subject to the 30-day notice requirement (such as a direct rollover notice).

                   (d)   TERMINATION OF MARRIAGE

                         The Spouse to whom the Participant was married at the Participant's Benefit Commencement Date is entitled to the survivor annuity upon the death of the Participant after the Benefit Commencement Date, whether or not the Participant and such Spouse were married at the date of the Participant's death.

         7.5       OPTIONAL FORMS OF BENEFIT.

                   (a) Subject to the conditions set forth below, a Participant may elect an optional form of benefit provided in this Section 7.5. The optional benefit form shall be the Actuarial Equivalent of the standard form of benefit set forth in Section 7.2. A Participant who is married on the Benefit Commencement Date must submit an election to waive the qualified joint and survivor annuity form, elected in accordance with
         Section 7.4(b), and which is in effect on the Benefit Commencement
         Date.

                   (b)   The optional forms of benefit are:

                         (1) a single lump sum payment, and

                         (2) a reduced lifetime retirement income. In the event
                   of the Participant's death prior to receiving 120 monthly payments, the same amount of retirement income shall be paid to his Beneficiary, until a combined total of 120 monthly payments have been made. If both the Participant and his Beneficiary die before a total of 120 monthly payments have been made, the monthly retirement income payments will continue to the Beneficiary of the last payee for the remainder of the 120-month period.

         7.6 CASH-OUT OF ACCRUED BENEFIT. Notwithstanding any other provision of the Plan to the contrary, if the vested value of a Participant's Account as of the date of his termination of employment does not exceed $5,000 (and has never exceeded $5,000), such vested Account value shall be paid to him as soon as practicable thereafter in a cash lump sum. Effective March 22, 1999, the words "(and has never exceeded $5,000)" are deleted from the Plan.

         7.7 ELIGIBLE ROLLOVER DISTRIBUTIONS. Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. (A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.)

                   An eligible rollover distribution is any cash distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                   An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                   A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving Spouse and the employee's or former employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

                   Effective for calendar years beginning January 1, 2000, an eligible rollover distribution described in Code Section 402(c)(4), which the Participant can elect to roll over to another plan pursuant to Code Section 401(a)(31), excludes hardship withdrawals, if any, under the Plan, as defined in Code Section 401(k)(2)(B)(i)(IV), which are attributable to the Participant's election contributions under Treasury Reg. 1.401(k)-1(d)(2)(ii).

                            SECTION 8--CONTRIBUTIONS

         8.1 CONTRIBUTIONS BY PARTICIPANTS. The entire cost of this Plan shall be borne by the Company and the Employers and no contributions shall be required or permitted of Participants.

         8.2 CONTRIBUTIONS BY EMPLOYERS. The Company and any Affiliates intend, but do not guarantee, to make such contributions as are required to maintain the Fund, established for the purposes of the Plan, on a sound actuarial basis. Contributions will be in such amounts and made at such times as determined by the Company in accordance with the funding policy established by the Board an consistent with Plan objectives. The payment of the benefits under this Plan is not guaranteed in any manner by the Company, any Affiliate, or any of its officers, board of directors, agents, the Corporate Benefits Committee or the Funding Agent.

                   All contributions made by the Company and Affiliates shall become a part of the Fund and shall be held by the Funding Agent subject to the terms and provisions of the Plan.

                   Forfeitures arising under the Plan because of termination of employment before a Participant becomes eligible for a Retirement Benefit, or for any other reason, shall be applied to reduce the cost of the Plan and shall not be used to increase the benefits otherwise payable hereunder.

                   No part of the Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Employees (and their Beneficiaries), except that such part of the Fund, if any, which remains therein after the satisfaction of all liabilities to persons entitled to benefits under the Plan, as described in Section 9.3 hereof with respect to termination of the Plan, shall be returned to the Company.

                   Notwithstanding anything herein to the contrary, upon the request of the Company or an Employer, a contribution which was made by a mistake of fact, or conditioned upon qualification of the Plan or any amendment thereof or upon the deductibility of the contribution under Section 404 of the Code, shall be returned to the Company or the Employer within one (1) year after the payment of the contribution, the denial of the qualification or the disallowance of the deduction (to the extent disallowed), whichever is applicable. Any obligation of the Company or the Employers to make contributions to the Fund hereby is conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, the exempt status of the Fund under Section 501(a) of the Code, and each contribution made by the Company or an Employer hereby is conditioned upon its deductibility under Section 404(a)(1) of the Code.

                      SECTION 9--AMENDMENT AND TERMINATION

         9.1 GENERAL AMENDMENT. The Corporate Benefits Committee may amend the Plan at any time, by action of a majority of its members at a meeting or by unanimous written consent in lieu of meeting. The Company, the Employers, the Corporate Benefits Committee and all Participants, Beneficiaries and other persons will be bound by those amendments. However, no amendment may increase the duties or liabilities of the Trustee, the Company or an Affiliate without its written consent, and no amendment may authorize or permit any part of the Trust Fund to be used for or diverted to any purpose other than the exclusive benefit of Participants or their Beneficiaries, and for defraying the reasonable expenses of administering the Plan and Trust. The Corporate Benefits Committee specifically reserves the right to make any amendment designed to comply, or to eliminate any uncertainty of compliance, with the Code, ERISA, any other laws relating to qualified employees' trusts or any regulations or rulings issued under those laws, even though accrued benefits are eliminated or reduced retroactively.

         9.2 AMENDMENT OF VESTING SCHEDULE. If the Plan is amended to provide a different vesting schedule, each person adversely affected:

                  (a) who is a Participant during the election period below; and

                  (b) who has completed at least three years of Service before that period ends;

may elect to have the amendment disregarded in determining his vested amount. The election must be in writing and delivered to the Corporate Benefits Committee within the election period. Upon delivery, the election will be irrevocable. The election period begins on the date the amendment is adopted and ends 60 days after the latest of the date:

                  (c) the amendment is adopted;

                  (d) the amendment becomes effective; or

                  (e) the Corporate Benefits Committee delivers a written notice of the amendment to the Participant.

No amendment to the Plan's vesting schedule may decrease the vested amount which any Participant has earned as of the date of the amendment.

         9.3 TERMINATION OF THE PLAN AND TRUST. Upon termination or partial termination of the Plan as to any Employer or other group of Participants or complete discontinuance of contribution to the Plan, the rights of the Participants who are employed by each Employer or a nonparticipating member of the Group on the date of termination or discontinuance (and who in the case of a partial termination are affected thereby) to their accrued benefits under the Plan to the date of such termination shall be nonforfeitable to the extent then funded; provided, however, that in no event shall any Participant or beneficiary have recourse to other than the Trust Fund and, if applicable, the Pension Benefit Guaranty Corporation. In the event of a termination, an affected Participant who is not eligible to receive a normal or early retirement benefit shall be deemed to be vested. In the case of a complete termination of the Plan, the assets then held in the Trust Fund shall be allocated, after payment of all expenses of administration or liquidation, in the manner prescribed by ERISA section 4044. If any assets remain, they shall revert to the Company. Distribution may be implemented through the continuance of the Trust Fund, the creation of a new retirement fund for that purpose, by the purchase of nontransferable annuity contracts, a cash distribution, or a combination thereof, subject to the requirements of the Pension Benefit Guaranty Corporation. The Committee may terminate the Trust at any time without terminating the rights and obligations of the Group hereunder, but only in order to provide another method of funding the benefits under the Plan. In the event of such termination of the Trust, the Trustee shall distribute the Trust Fund to another trust or trusts, qualified under Code section 501(a), or otherwise fund the benefits under the Plan qualified under Code section 401 through an insurance company, as directed by said Committee, provided that said Committee shall not so direct in a manner which results in discrimination within the meaning of the Code as determined by the Internal Revenue Service.

         9.4 MERGER, CONSOLIDATION OR TRANSFER. In the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of the Plan to or from any other plan, each Participant in the Plan shall (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

                       SECTION 10--LIMITATIONS OF BENEFITS

         10.1 MAXIMUM ANNUAL BENEFITS. Notwithstanding any other provisions of this Plan to the contrary, the maximum annual benefit provided under this Plan (together with that provided by all other defined benefit plans of the Affiliates) for any Participant for a limitation year, which shall be the calendar year, shall not exceed the lesser of (a) or (b) below:

                   (a) $90,000, or the smaller Actuarial Equivalent of the benefit payable at the Participant's Social Security Retirement Age if payments begin before that age, or the larger Actuarial Equivalent of the benefit payable at that age if payments begin after that age; or

                   (b) an amount equal to 100 percent of the annual average of the highest three consecutive calendar years of Compensation paid to him by the Employer during his active participation in this Plan.

                   If the Participant's annual benefit begins before his Social Security Retirement Age, but on or after age 62, the actuarial adjustment for such benefit referred to in paragraph (1) above shall be determined by reducing the dollar limitation by five-ninths of 1 percent for each of the first 36 months by which the Benefit Commencement Date precedes the Social Security Retirement Age, and by five-twelfths of 1 percent for each of the next 24 months, if any, by which the Benefit Commencement Date precedes the Social Security Retirement Age.

                   For benefits commencing prior to age 62, an additional adjustment shall be made to the benefit which could otherwise have been payable commencing at age 62, as set forth under Section 10.2. If the annual benefit begins after a Participant's Social Security Retirement Age, the annual benefit for such benefit referred to in paragraph (1) above shall be adjusted so that it is the actuarial equivalent of an annual benefit beginning at the Participant's Social Security Retirement Age. The interest rate assumption shall be based on an interest rate of 5 percent. The benefits payable with respect to a Participant shall not be deemed to exceed the limits of this section if (1) the Participant's annual benefit does not exceed $10,000 and (2) he did not participate in any defined contribution plan maintained by an Affiliate; provided, however, if such Participant has fewer than ten years of Service, the Participant's highest three consecutive years of compensation, the alternative $10,000 limitation, and the limitations of Section 415(e) of the Code shall be reduced by one-tenth for each Year of Service less than 10. The amount in (1) above, and the amount in (2) above for a Participant who has terminated his employment with all Affiliates, shall be automatically adjusted annually for increases in the cost of living as follows: as of January 1 of each calendar year, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year will become effective as the maximum permissible dollar amount for that calendar year. The maximum permissible dollar amount for a calendar year applies to limitation years ending with or within that calendar year. The requirement of ten years of Service shall apply with respect to each change in benefit structure under the Plan, as required by section 415(b)(5) of the Code and the regulations thereunder.

         10.2      EARLY TERMINATION PROVISIONS.

                   (a) The purpose of this Section 10.2 is to conform the Plan to the requirements of Treasury Regulation Section 1.401(c)-1 and Treasury Regulation Section 1.401(a)(4)-5(b).

                         (1) In the event of the termination of the Plan, the
                   benefit of any highly compensated employee (within the meaning of Section 414(q) of the Code) shall in no event exceed an amount that is nondiscriminatory under Section 401(a)(4) of the Code.

                         (2) The annual payments to an Employee described in
                   Section 10.2(a)(iii) may not exceed an amount equal in each year to the payments that would be made on behalf of the Employee under a straight life annuity that is the Actuarial Equivalent value of the Employee's Accrued Benefit and the other benefits to which the Employee is entitled under the Plan (other than a Social Security supplement), and the amount of the payments that the Employee is entitled to receive under a social security supplement.

         10.3 ACTUARIAL ASSUMPTIONS. Effective for Plan Years beginning on or after January 1, 1995, to determine (i) a Participant's "annual benefit" (under section 415(b)(2)(A) of the Code), when paid in an alternate form of benefit (under section 415(b)(2)(B) of the Code) and (ii) the adjustment to the $90,000 limit for benefits commencing before or after a Participant's Social Security retirement age (under section 415(b)(2)(C) and (D) of the Code), the Plan shall use the actuarial assumptions specified under section 415(b)(2)(E) of the Code, which are incorporated herein by reference. The foregoing section 415(b)(2)(E) actuarial assumptions shall apply to all benefits under the Plan (including those benefits accrued before and after the RPA 1994 section 415 effective date). For purposes hereof, the RPA 1994 section 415 effective date is the first limitation year beginning on or after January 1, 1995. The applicable interest rate shall be the annual rate of interest on 30-year Treasury securities (as published by the Secretary of the Treasury) for the second full calendar month (lookback month) which precedes the Plan Year (stability period) that includes the Benefit Commencement Date of the Participant or beneficiary. The applicable mortality table shall be the table currently prescribed for purposes of section 415(b)(2)(E)(v) and 417(e)(3)(A)(ii)(1) of the Code (the 1983 GAM Table
specified in Rev. Rul. 95-6).

         10.4 COMBINATION DEFINED BENEFIT AND DEFINED CONTRIBUTION PLAN LIMITATIONS.

                   If the Employer maintains one or more qualified defined contribution plans (and any other qualified defined benefit plans), for a Participant who is covered by another of the plans as well, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year may not exceed 1.0.

                   The "defined benefit plan fraction" is a fraction, the numerator of which is the projected annual benefit of the Participant under the Plan (determined as of the close of the Limitation Year), and the denominator of which is the lesser of (i) the maximum dollar limit for such Limitation Year under section 415(b)(1)(A) of the Code times 1.25, or (ii) the amount which may be taken into account under section 415(b)(1)(B) of the Code for the Limitation Year times 1.4.

                   The "defined contribution plan fraction" for any Limitation Year is a fraction, the numerator of which is the sum of the annual additions (as defined in section 415(c)(2) of the Code) to the Participant's account as of the close of the Plan Year, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of Service with the Employer: (i) the maximum dollar limit under section 415(c) of the Code for such year times 1.25 or (ii) the amount which may be taken into account under section 415(c)(1)(B) of the Code for the Limitation Year times 1.4.

                   Effective for Limitation Years beginning after December 31, 1999, the combined defined contribution plan and defined benefit plan limitations are eliminated.

                           SECTION 11--ADMINISTRATION

         11.1 DESIGNATION OF FIDUCIARIES. The persons designated in Sections 11.2, 11.3 and 11.5, and the persons they designate to carry out or help to carry out their duties or responsibilities are fiduciaries under the Plan and Trust. Each fiduciary has only those duties or responsibilities specifically assigned to him under the Plan or Trust or delegated to him by another fiduciary. Each fiduciary may assume that any direction, information or action of another fiduciary is proper and need not inquire into the propriety of any such action, direction or information. Except as provided by law, no fiduciary will be responsible for the malfeasance, misfeasance or nonfeasance of any other fiduciary. Any fiduciary may participate in the Plan, provided he otherwise is eligible to do so. Except as permitted by law, no Employee or director shall receive any compensation from the Plan or Trust for his services as a fiduciary.

         11.2 BOARD. The Board will appoint the members of the Corporate Benefits Committee, act on any matter referred by the Corporate Benefits Committee under subsection 11.3(c) and receive and review reports submitted periodically by the Corporate Benefits Committee concerning administration of the Plan and Trust.

         11.3      CORPORATE BENEFITS COMMITTEE.

                  (a) DESIGNATION. The Board will name the members of the Corporate Benefits Committee and will fix the number of its members.

                  (b) PURPOSE. The Corporate Benefits Committee will control and administer the Plan.

                  (c) POWERS. The Corporate Benefits Committee has all powers necessary to carry out its purposes, including the following:

                           (1) administer the Plan in accordance with its terms
                  and conditions;

                           (2) establish the rules, regulations and procedures
                  it finds necessary or appropriate to discharge its duties;

                           (3) adopt or amend the Plan and any trusts or
                  insurance contracts used to fund the Plan;

                           (4) interpret the Plan, including supplying any
                  omissions in accordance with the intent of the Plan;

                           (5) decide all questions concerning eligibility of
                  any Employee to become a Participant;

                           (6) compute the amount of benefits and determine to
                  whom such benefits will be paid;

                           (7) authorize or deny the payment of Plan benefits;

                           (8) delegate its powers and duties to others as it
                  sees fit, including:

                                    (i) the preparation and filing of all
                           reports with governmental agencies;

                                    (ii) the preparation and distribution of
                           booklets, announcements, reports and descriptions of the Plan to Employees, as required by law;

                                    (iii) the maintenance of all records
                           relating the Plan and Trust;

                                    (iv) the establishment and administration of
                           a uniform claims procedure; and

                                    (v) the performance of all other duties
                           necessary to administer the Plan;

                           (9) employ those accountants, actuaries, agents,
                  consultants, physicians and attorneys (who may be counsel to the Company) it finds necessary, and to receive and evaluate their reports;

                           (10) review bonding and insurance requirements;

                           (11) designate an agent for service of legal process
                  upon the Plan;

                           (12) review and implement long-term planning in
                  developing modifications of the Plan;

                           (13) establish and enforce the rules, regulations,
                  procedures, investment policies and investment programs it considers desirable;

                           (14) receive and evaluate monthly, quarterly and
                  annual reports of Trustees, investment managers and investment advisers;

                           (15) review the performance of the Trustees,
                  investment managers and/or investment advisers at least quarterly;

                           (16) allocate the amount of assets to be managed by
                  each Trustee, investment manager and investment adviser;

                           (17) accept or reject rollover amounts;

                           (18) establish any accounts called for by the Plan or
                  Trust;

                           (19) report at least annually to the Company on the
                  investment performance of the Trust Fund;

                           (20) appoint, remove or replace other fiduciaries
                  including the Trustee (or insurance company which holds Plan assets), investment managers or investment advisers;

                           (21) approve the amount of Pay Credits to be made to
                  the Plan or approve discontinuance of Pay Credits to the Trust Fund;

                           (22) discontinue or terminate the Plan and any trusts
                  or insurance contracts used to fund the Plan; and

                           (23) perform any other act or acts necessary to the
                  performance of its powers and duties;

                   (d) RESIGNATION, REMOVAL AND DESIGNATION OF SUCCESSOR. The Company may remove any member of the Corporate Benefits Committee at any time. Any member of the Corporate Benefits Committee may resign at any time by delivering his written resignation to the Company and the Corporate Benefits Committee. New members will be named by the Company. Any new member will have the same rights, powers, privileges, immunities and duties as the other members of the Corporate Benefits Committee. The Corporate Benefits Committee must promptly notify the Trustee of any change in its membership.

         11.4 ACTION OF COMMITTEE. Any act authorized, permitted or required to be taken by the Corporate Benefits Committee may be taken by a majority of its members, either by vote at a meeting or in writing without a meeting. All members must be notified of the proposed action and must have an opportunity to vote. A majority of the members of the Corporate Benefits Committee constitutes a quorum. All notices, advices, directions, certifications, approvals and instructions required or authorized to be given by the Corporate Benefits Committee must be in writing and signed (a) by a majority of the members of the Corporate Benefits Committee, (b) by the member or members of the Corporate Benefits Committee designated as having authority to execute documents on its behalf or (c) by a person authorized to act for the Corporate Benefits Committee under subsection 11.3(c)(ix).

         11.5 TRUSTEE.

                  (a) DESIGNATION. The Corporate Benefits Committee will appoint the Trustee.

                  (b) POWERS AND DUTIES. The Trustee has the duties and powers set forth in the agreement executed by the Company and the Trustee.

         11.6 EMPLOYER RECORDS. The Corporate Benefits Committee may inspect the Employer's books and records to determine any fact in connection with acts to be performed by it under the Plan, or it may rely on the Employer's statement. If the Corporate Benefits Committee wants any statement, certified, it may rely on a certification of the Company, Employer or any Affiliate, as appropriate.

         11.7 INDEMNIFICATION. All fiduciaries designated in Section 11.1 other than a bank or trust company or any insurance company acting as a Trustee and anyone else delegated any power, authority or responsibility under this Article, have all rights of indemnification provided by law or agreement or under the Company's Articles of Incorporation, regulations or by-laws. In addition, the Employer will satisfy any liability actually and reasonably incurred by all fiduciaries, other than a bank or trust company or an insurance company acting as Trustee, including expenses, attorneys' fees, judgments, fines and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit or proceeding related to their exercise or failure to exercise any of the powers, authority, responsibilities or discretion provided under the Plan and the Trust, or reasonably believed by them to be provided thereunder, any action taken by them in connection with those matters if they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the Plan, and with respect to any criminal action or proceeding, if they had no reasonable cause to believe that their conduct was unlawful.

         11.8 DISCRIMINATION PROHIBITED. In exercising any discretionary or absolute authority under the Plan, the Corporate Benefits Committee will act in a consistent and nondiscriminatory manner, treating all persons in similar circumstances in a similar manner. The Corporate Benefits Committee may take no action which would discriminate in favor of Participants, Beneficiaries or Employees who are officers, shareholders or highly-compensated employees, or which would result in benefiting one employee or group of employees at the expense of others similarly situated.

         11.9 REPRESENTATION IN PROCEEDINGS. In any court proceeding arising under the Plan, the Corporate Benefits Committee will be the representative of the Participants, Beneficiaries and all other claiming any interest under the Plan.

         11.10 TIME OF DELIVERY. Any information, forms of election, rejection or other materials required to be filed or delivered by a Participant or Beneficiary to the Company, an Employer or any fiduciary will be deemed filed or delivered when received. Any consents, approvals, information, requests for information or other materials required to be filed or delivered to a Participant or Beneficiary by the Company, the Employer for any fiduciary will be deemed filed or delivered on the earlier of the date of personal delivery or the date deposited in first class mail. Any information or other materials required to be filed or delivered to the Company, an Employer or any fiduciary by the Company, an Employer or any fiduciary will be deemed filed or delivered when actually received.

         11.11 APPEALS FROM DENIAL OF CLAIMS. If any claim for benefits under the Plan is wholly or partially denied, the claimant shall be given notice, in writing, within a reasonable period of time after receipt of the claim by the Plan (not to exceed 90 days after receipt of the claim or, if special circumstances require an extension of time, written notice of the extension shall be furnished to the claimant, and an additional 90 days will be considered reasonable), by registered or certified mail, of such denial, written in a manner calculated to be understood by the claimant, setting forth the following information:

                  (a) the specific reasons for such denial;

                  (b) specific reference to pertinent Plan provisions on which the denial is based;

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                   (d) an explanation of the Plan's claim review procedure. The claimant also shall be advised that he or his duly authorized representative may request a review by the Committee of the decision denying the claim by filing with the Committee, within 60 days after such notice has been received by the claimant, a written request for such review, and that he may review pertinent documents and submit issues and comments in writing within the same 60-day period. If such request is so filed, such review shall be made by the Committee within 60 days after receipt of such request, unless special circumstances require an extension of time for processing, in which case the claimant shall be so notified, and a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. The claimant shall be given written notice of the decision resulting from such review, which notice shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

                    SECTION 12--ADOPTION OF PLAN BY EMPLOYERS

         12.1 PROCEDURE. Any Employer may adopt this Plan for the benefit of its Employees, with the consent of the Corporate Benefits Committee. In adopting this Plan, the Employer may, with the consent of the Committee, elect to provide for some benefits to be under a special formula for some or all of its employees. Such benefit variations will be detailed in addenda which are deemed a part of this Plan with respect to such Employees. The Employer desiring to adopt the Plan shall submit a certified copy of the resolution of its board of directors to the Company, stating its desire to adopt said Plan for its Employees and the effective date thereof. All contributions made by the Company and each Employer shall become a part of the Fund and shall be held by the Funding Agent subject to the terms and provisions of the Plan.

         12.2 EFFECT. In addition to subjecting it to the provisions of this Plan, the adoption of the Plan and Fund by the Employer's Board of Directors shall also constitute the automatic delegation by it to the Corporate Benefits Committee of full authority to amend, alter or modify the Plan, and any such amendment, alteration or modification made by the Corporate Benefits Committee shall be binding upon and effective with respect to each Employer.

         12.3 WITHDRAWAL OF AN EMPLOYER. Any Employer shall, upon ceasing to be an Employer, or may, without ceasing to be an Employer, through the action of its Board of Directors, withdraw from the Plan.

                          SECTION 13--SUCCESSOR COMPANY

         13.1 SUCCESSOR COMPANY. In the event of the dissolution, merger, consolidation or reorganization of the Company, provision may be made by which the Plan and Fund will be continued by the successor; and, in that event, such successor shall be substituted for the Company under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Company under the Plan.

                         SECTION 14--GENERAL PROVISIONS

         14.1 CONSTRUCTION. In the construction of the Plan the masculine shall include the feminine and the singular the plural in all cases where such meaning would be appropriate. The headings and sub-headings in this Plan (other than in Section 1) have been inserted for convenience of reference only, and are to be ignored in any construction of the provisions hereof. All references to specific sections of the Code are references to such sections as contained in the Internal Revenue Code of 1986 (Title 26 of the United States Code), and shall be deemed to be references to such sections as they may be amended or superseded, and to the corresponding sections or provisions, if any, of any subsequent United States Code, as appropriate at the time of reference. Except as required by ERISA or any other applicable law of the United States of America, the Plan and Fund shall be construed, governed, regulated and administered according to the laws of the State of Ohio.

         14.2 EMPLOYMENT. Participation in the Plan shall not give any Employee the right to be retained in the employ of an Employer, or, upon dismissal or upon his voluntary termination of employment, to have any right, legal or equitable, under this Plan or in the Fund or any portion thereof, except as expressly granted by this Plan.

         14.3 BENEFITS SUPPORTED ONLY BY FUND. Except as may be otherwise provided under Title IV of ERISA, any person having any claim under the Plan will look solely to the assets of the Fund for the satisfaction thereof and the Company, the Employers, the Corporate Benefits Committee, the Funding Agent, or any of their stockholders, officers, members of their boards of directors, or agents, shall not be liable in their individual capacities to any person whomsoever.

         14.4 SPENDTHRIFT CLAUSE. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, and no such benefit shall in any manner be liable for or subject to the debts, liabilities, engagements or torts of the person entitled to such benefit, except as specifically provided in the Plan. Any other provision of the Plan to the contrary notwithstanding, however, the creation, assignment, or recognition of a right to any benefit payable with respect to an Employee pursuant to a "qualified domestic relations order" (as defined in subsection 414(p) of the Code) shall not be treated as an assignment or alienation prohibited by this
Section 14.4, and if a qualified domestic relations order requires the distribution of all or part of an Employee's benefits under the Plan, the establishment or acknowledgment of the alternate payee's right to benefits under the Plan in accordance with the terms of such qualified domestic relations order shall in all events be deemed to be consistent with the terms of the Plan.

         14.5 BENEFITS PAYABLE TO INCOMPETENTS. If any recipient of benefits is, in the judgment of the Corporate Benefit Committee, legally incapable of personally receiving and giving a valid receipt for any payment due him under the Plan, the Corporate Benefits Committee may, unless and until claims shall have been made by a duly appointed guardian or committee of such person, make such payment or any part thereof to such person's Spouse, children, or other legal entity deemed by the Corporate Benefits Committee to have incurred expenses or assumed responsibility for the expenses of such person. Any payments so made shall be a complete discharge of any liability under the Plan for such payment.

         14.6 EXPENSES. The Company and/or the Employers may pay all expenses incurred in the administration of the Plan, including expenses and fees of the Funding Agent, but they shall not be obligated to do so. Any such expenses and fees not so paid by the Company and/or the Employers shall be paid from the Fund.

         14.7 NON-DISCRIMINATION. The Corporate Benefits Committee shall administer the Plan and Fund in a uniform and consistent manner with respect to all persons similarly situated and shall not permit discrimination in favor of highly compensated employees (within the meaning of section 414(q) of the Code).

         14.8 PURCHASE OF ANNUITY CONTRACTS. Notwithstanding any provision of the Plan to the contrary, any benefit specified herein may be provided, by direction from the Corporate Benefits Committee to the Funding Agent, through the means of an annuity contract purchased from such life insurance company as the Committee may direct.

         14.9 FAILURE OF PLAN TO QUALIFY. No right or interests under the Plan shall come into existence for an Employer unless and until the Plan is initially determined by the Internal Revenue Service to be a qualified plan with respect to such Employer under Section 401(a) of the Code, and that the Fund is exempt from tax under Section 501(a) thereof, provided however, that until the Internal Revenue Service reaches a determination respecting the status of this Plan and Fund with respect to an Employer, persons who retire, or whose service is otherwise terminated subsequent to the Effective Date, shall receive their benefits as if the Plan and Fund had been the subject of a favorable determination.

         14.10 SPECIAL RULES RELATING TO VETERANS' REEMPLOYMENT RIGHTS UNDER USERRA. Effective December 12, 1994, notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code.

               SECTION 15--IN THE EVENT THE PLAN BECOMES TOP-HEAVY

         15.1 SPECIAL DEFINITIONS. For purposes of this Section 15, the following terms shall have the following meanings:

                   (a) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                   (b) "Key Employee" means a Participant or former Participant who is a "key employee" as defined in Section 416(i) of the Code.

                   (c) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year, except that the Determination Date with respect to the first Plan Year shall be the last day of that Plan Year.

                   (d) "Plan Year" has the meaning set forth in Section 1.26.

                   (e) "Present Value of Accrued Benefits" means, as of a given Determination Date, the present value, as of the most recent Valuation Date which is within a 12-month period ending on the Determination Date, of the benefits accrued under the Plan as of such Valuation Date with respect to a Participant determined as if such Participant terminated service as of such Valuation Date. The determination of the Present Value of Accrued Benefits shall be based on the actuarial assumptions used by the Plan's actuary in the actuarial valuation as of such Valuation Date.

                   (f) "Required Aggregation Group" means with respect to a given Plan Year, this Plan and all other plans of the Group which, in the aggregate, meet the requirements of the definition contained in
         Section 416(g)(2)(A)(i) of the Code.

                   (g) "Valuation Date" means, with respect to a given Plan Year, the same valuation date used for computing Plan costs for minimum funding purposes, regardless of whether a valuation is performed that year.

                   (h) "Permissive Aggregation Group" means, with respect to a given Plan Year, this Plan and all other plans of the Group which may be aggregated in accordance with Section 416(g)(2)(A)(ii) of the Code.

                   (i) "Top-Heavy" means, with respect to the Plan for a Plan Year (1) that the Present Value of Accrued Benefits of Key Employees exceeds 60% of the Present Value of Accrued Benefits of all Participants, or (2) the Plan is part of a Required Aggregation Group and such Required Aggregation Group is a Top-Heavy Group, unless the Plan or such Top-Heavy Group is itself part of the Permissive Aggregation Group which is not a Top-Heavy Group.

                   (j) "Top-Heavy Group" means, with respect to a given Plan Year, a group of Plans of the Employer which, in the aggregate, meet the requirements of the definition contained in Section 416(g)(2)(B) of the Code. If there are two or more defined benefit plans, the actuarial assumptions used to determine if there is a Top-Heavy Group must be the same for all Plans within the group.

         15.2 SPECIAL TOP-HEAVY RULES. Notwithstanding any other provisions of the Plan to the contrary, the following provisions of this Section 15.2 shall automatically become operative and shall supersede any conflicting provisions of the Plan, if, in any Plan Year, the Plan is Top-Heavy.

                   (a) The minimum monthly normal retirement income for a Participant who is not a Key Employee, commencing at his Normal Retirement Date, shall equal the lesser of (i) product of (1) 2% of his average monthly Compensation during his five highest-paid consecutive calendar years of Service, multiplied by (2) the number of his years of Service after August 1, 1986 (to a maximum of 10 such years), disregarding for this purpose any such year during which the Plan is not Top-Heavy.

                   (b) In the event of the termination of employment (other than by death or retirement) of a Participant who had completed at least three years of Service, such Participant shall be 100% vested and shall be entitled to retirement income commencing on his Normal Retirement Date, determined in accordance with Section 4.1 (or, if greater subsection (a) above).

                   (c) For any Plan Year in which the Plan is Top-Heavy, Compensation means an amount, determined by application of Treasury Regulation ss.1415-2(d), and shall in no event exceed $150,000 or such higher amount in effect in accordance with such applicable provisions of the Code.

                   (d) If the Plan becomes Top-Heavy and subsequently ceases to be such, the vesting schedule in subsection (b) above shall continue to apply in determining the rights to benefits of any Participant who had at least three years of Service as of the last day of the last Plan Year in which the Plan was Top-Heavy. For other Participants, said schedule shall apply only to their accrued benefits as of such last day of such Plan Year.

                   (e) In order to comply with the requirements of Section 416(h) of the Code, in the case of a Participant who is or has also participated in a defined contribution plan of the Company (or any other company required to be aggregated with the Company in accordance with Section 415(h) of the Code) in any Plan Year in which the Plan is Top-Heavy there shall be imposed the following limitation in addition to any limitation which may be imposed in accordance with Section 10. In any such year, for purposes of satisfying the aggregate limit on contributions and benefits imposed by Section 415(e) of the Code, benefits payable from the Plan shall, except as hereinafter provided, be reduced so as to comply with a limit determined in accordance with
         Section 415(e) of the Code, but based on the assumption that the number
         1.0 is substituted for the number 1.25 in the definition of the "defined benefit plan fraction" (as defined in Section 415(e)(2) of the Code) and in the "defined contribution plan fraction" (as defined in
         Section 415(e)(3) of the Code). Notwithstanding the foregoing, if the application of the additional limitation set froth in this subsection
         (e) would result in the reduction of accrued benefits of any Participant under this Plan, such additional limitation shall not become operative, so long as (1) no additional Company contributions, forfeitures or voluntary nondeductible contributions are allocated to such Participant's accounts under any defined contribution plan maintained by the Company and (2) no additional benefits accrued to such Participant under any defined benefit plan maintained by the Company, including this Plan. Accordingly, in any Plan Year that the Plan is Top-Heavy, no additional benefits shall accrue under this Plan on behalf of any Participant whose overall benefits under this Plan would otherwise be reduced in accordance with the limitation imposed by this subsection (e).

                   (f) In the event that Congress should provide by statute, or the Treasury Department should provide by regulation or ruling, that the limitations provided in this Section 15 are no longer necessary for the Plan to meet the requirements of Section 401 or other applicable provisions of the Internal Revenue Code in effect, such limitations shall become void and shall no longer apply, without the necessity of further amendment to the Plan.

                                   APPENDIX A

           Specified Basis for Determination of Actuarial Equivalents

Except as otherwise specified in the Plan, Actuarial Equivalents shall be determined on the following basis:

      1. Mortality Table--the 1983 Group Annuity Mortality Table, weighted 50% males and 50% females, shall be used for converting an Account for an Early or Normal Retirement Benefit. The UP 1984 Table, as published, shall be used to determine optional forms of benefits provided under the Plan.

      2. Interest Rate--(a) the rate for converting an Account for an Early or Normal Retirement Benefit for an active employee will be the 30-year Treasury rate for the month of August preceding the beginning of the Plan Year;

                  (b) the interest credit rate for Vested Terminated Participants will be 3.5 percent;

                  (c) for all other purposes, the rate will be 7 percent, except that when calculating lump sum benefits the rate set forth in paragraph (a) above will be used.

      3.   Other Factors--None.

                                   APPENDIX B

                            Pay-Based Credit Accounts

                                                Percentage of                   Percentage of
                                                Compensation                    Compensation
                                              of a Participant                of a Participant
                                              Who Has Less Than              Who Has 15 or More
           Business Unit                     15 Years of Service              Years of Service
           -------------                     -------------------              ----------------
         Chemineer, Inc.                              5                              6 1/2

         Edlon, Inc.                                  5                              6 1/2

         Pfaudler, Inc.                               5                              6 1/2

         R&M Energy Systems                           5                              6 1/2

         R&M Corporate                                5                              6 1/2

         Moyno Oilfield Products                      5                              6 1/2

                                   APPENDIX C

                      Transition Benefits For Participants
                          Employed by Pfaudler or Edlon

                            PAY-BASED CREDIT ACCOUNTS

In addition to the Pay-Based Credits set forth in Appendix B, the following Pay-Based Credits will be made to Participants who were in the predecessor to the Plan (maintained by Eagle Industries, Inc.) and employed by Pfaudler, Inc. or Edlon, Inc. on August 1, 1990. These Pay-Based Credits shall be made annually through July 31, 2000, and this Appendix shall cease to be in effect on that date.


                                                Percentage of                   Percentage of
                                                Compensation                    Compensation
                                              of a Participant                of a Participant
                                              Who Has Less Than              Who Has 15 or More
         Business Unit                       15 Years of Service              Years of Service
         -------------                       -------------------              ----------------
         Edlon, Inc.                                  5                              6 1/2
         Pfaudler, Inc.                               5                              6 1/2

                                 SUPPLEMENT ONE

                 TO THE ROBBINS & MYERS, INC. CASH BALANCE PLAN
                          COVERING PARTICIPATION OF THE

                  ROBBINS & MYERS, INC. CORPORATE EMPLOYEES AND
                       MOYNO INDUSTRIAL SALARIED EMPLOYEES

         The following Robbins & Myers, Inc. Participating Group is covered by the Robbins & Myers, Inc. Cash Balance Plan on the following basis:

         1. NAME OF PARTICIPATING GROUP: Robbins & Myers, Inc. Corporate Employees and Moyno Industrial Salaried Employees Participating Group.

         2. GROUP OF COVERED EMPLOYEES: All corporate employees of Robbins & Myers, Inc. and Moyno Industrial salaried employees who either (1) were covered under the Robbins & Myers, Inc. Pension Plan as of September 30, 1999, or (2) would have become eligible to participate in the Pension Plan as of December 31, 1999.

         3. EFFECTIVE DATE. October 1, 1999.

         4. ACTUARIAL EQUIVALENT. Notwithstanding Section 1.3 of the Plan, for members of this Participating Group only, Actuarial Equivalent means a benefit having the same value as the benefit which it replaces. Except as otherwise provided in the Plan, such benefit shall be computed on the bases of the 1971 Group Annuity Mortality Table, weighted 80 percent male and 20 percent female, and on a 7 percent interest assumption.

               Notwithstanding the above, for purposes of determining single sum cash settlements, the interest rate used shall be as follows:

               (1) effective prior to January 1, 2000, the immediate and deferred rate which would be used (as of the first day of the Plan Year in which the distribution occurs) by the Pension Benefit Guaranty Corporation (PBGC) for purposes of determining the present value of a lump sum distribution upon the termination of a defined benefit plan; provided, however, that if using that rate, a lump sum benefit is determined to be at least $25,000, the benefit will be recalculated using an interest rate of 120 percent of the PBGC rate described above;

               (2) effective on or after January 1, 2000, the 1983 Group Annuity Mortality (GAM) unisex table as specified in Rev. Ruling 95-6) with an interest rate equal to the annual rate of interest on 30-year Treasury securities for the second full calendar month (August) which precedes the Plan Year in which the distribution is made.


         5. REEMPLOYMENT/DURATION OF PARTICIPATION. Notwithstanding Section 2.2 of the Plan, for members of this Participating Group only, a Participant who terminates employment with the Employer and is reemployed shall become a Participant immediately upon reemployment, and no further distribution shall be made to the Participant until the Participant subsequently terminates employment after his rehire. In the event a Participant's employment conditions change so that he no longer qualifies as an Eligible

Employee under this Supplement, he shall become an Inactive Participant as of the date the change occurs. An Inactive Participant who again becomes eligible to participate under this Supplement One shall immediately become a Participant under this Supplement.

         6. EARLY RETIREMENT AGE means the following, for members of this Participating Group only. For a Participant credited with at least one Hour of Service on or after October 1, 1989, his attainment of age 55 and completion of at least 5 years of Vesting Service. For any other Participant, Early Retirement Age means age 55 and completion of at least 10 years of Vesting Service.

         7. EARLY RETIREMENT DATE means, for members of this Participating Group only, (a) the first day of the calendar month coincident with or next following the date on which a Participant's vesting service terminates because of his early retirement on or after he has attained his Early Retirement Age but not his Normal Retirement Age, or (b) if, prior to such date, he makes application for an early retirement benefit to begin on the first day of any month thereafter on or before his Normal Retirement Age, it shall be such later date when the benefit is to begin.

         8. NORMAL RETIREMENT AGE means, for purposes of this Participating Group only, either (a) for Eligible Employees who became Participants in the Robbins & Myers, Inc. Pension Plan or this Plan on or after October 1, 1988, the later of (i) the Participant's sixty-fifth birthday, or (ii) the fifth anniversary of the Participant's initial date of participation in the Robbins & Myers, Inc. Pension Plan or this Plan; or (b) for Eligible Employees who became Participants in the Robbins & Myers, Inc. Pension Plan prior to October 1, 1988, the Participant's sixty-fifth birthday.

         9. VESTED TERMINATION AGE means, for purposes of this Participating Group only, the Participant's age when he has completed at least five years of Vesting Service as defined below, prior to his Early Retirement Age.

         10. COMPENSATION, for purposes of this Participating Group only, shall exclude bonuses.


         11. COVERED COMPENSATION. The average (without indexing) of the Social Security Wage Bases (Social Security Wage Base means, with respect to any Plan Year, an amount equal to the maximum compensation on which Federal Social Security taxes would be applicable on the first day of such Plan Year, whether or not such compensation is, in fact, subject to such tax) in effect for each calendar year during the 35-year period ending with the last day of the calendar year preceding the calendar year in which the Participant attains (or will attain) his Social Security Retirement Age. (Social Security Retirement Age means the age used for retirement age under Section 216(l) of the Social Security Act, except that such section shall be applied with regard to the age increase factor and as if the early retirement age under Section 216(l)(2) of that Act were 62.) Notwithstanding the preceding sentence, effective for the Plan Year beginning on October 1, 1995, the 35-year period described above shall end with the last day of the calendar year in which the Participant attains (or will attain) his Social Security Retirement Age. In determining a Participant's Covered Compensation for a Plan Year, the Social Security Wage Base for the current Plan Year, and any subsequent Plan Year, shall be assumed to be the same as the

Supplement One                                                         Page 2

Social Security Wage Base in effect as of the beginning of the Plan Year for which the determination is being made.

         12. CREDITED SERVICE. Credited Service is used to determine the amount of a Participant's benefit. A Participant shall receive credit for Credited Service in the following manner:

               (a)  Vesting Service shall first be reduced by

                           (1) Vesting Service for any period prior to his
                  becoming a Participant;

                           (2) Vesting Service for any period between a
                  Severance from Service (the date an Employee quits, retires, dies or is discharged; or the first anniversary of the first day of an Employee's absence from employment for any reason other than if the Employee quits, retires, dies or is discharged) and reemployment as an Employee;

                           (3) Vesting Service for any period during which he is
                  an Inactive Participant.

               (b) After applying the reductions in subsections (1)-(3) above, a Participant shall receive credit for Credited Service equal to his remaining Vesting Service, up to a maximum of 35 years.

               (c) Employees whose employment with the Employer is continued without interruption from a predecessor employer shall have the period of their employment with such predecessor employer considered as Credited Service under the Plan to the extent determined by the Committee. If a Participant incurs a Disability, the period of Disability is included as Credited Service (as well as Vesting Service). Such a disabled Participant shall incur a severance from Service on the earlier to occur of (1) the cessation of his Disability without a return to work or (2) his actual Retirement Date. The term Disability means a demonstrable injury or disease which qualifies a Participant to receive disability benefits under either a long-term disability program offered by the Employer or the U.S. Social Security Act. The determination of Disability shall be made by the Committee on the basis of medical advice and examination of other facts known to it.

         13. VESTING SERVICE. A Participant shall receive credit for Vesting Service for his period of employment with an Employer on the following basis:


               (a) Vesting Service shall be determined in completed full years and fractions of years in excess of completed full years. Each full 12 months of Vesting Service equals a full year of Vesting Service, and any fraction of Vesting Service in excess of a full year will be covered to the nearest 1/12th of a year.

               (b) A Participant shall receive credit for Vesting Service equal to Vesting Service he had under the predecessor plan prior to October 1, 1979, for employment prior to that date. Subsequent to October 1, 1979, the Participant


Supplement One                                                         Page 3
         shall receive credit for Vesting Service from the later of October 1, 1979, or his date of hire, to the later of his Severance from Service or the end of the third month of an Authorized Leave of Absence.

         14. FINAL AVERAGE EARNINGS. Final Average Earnings means the average monthly Compensation of a Participant during any 60-consecutive-month period for which his Compensation shall be the highest, selected from the 120-consecutive-month period preceding his termination of employment as an Employee, excluding any part of such 120-month period during which no Compensation was paid to the Participant. Effective August 1, 1999, Final Average Earnings shall be based on any 60-month period, selected from the 120-consecutive-month period preceding the Participant's termination of employment, in determining a Participant's highest level of Compensation. For purposes of this paragraph, average monthly Compensation for a calendar year is determined by dividing the calendar year Compensation by the number of months (rounded to the nearest quarter month) worked.

         15. NORMAL RETIREMENT BENEFIT. A member of this Participating Group who terminates employment on or after attaining Normal Retirement Age is eligible to receive a Normal Retirement benefit under the Plan. The normal form of payment for an unmarried Participant is a life annuity. For a married Participant, the normal form of payment is a qualified joint and 55% survivor annuity. The monthly normal retirement benefit is equal to (a) one percent of Final Average Earnings plus 4/10 of one percent of Final Average Earnings in excess of the Participant's Covered Compensation, multiplied by (b) the Participant's years of Credited Service. The product of (a) and (b) shall be added to the product of $5.00 times the Participant's years of Vesting Service (supplemental benefit). Vesting Service shall be limited to no more than 35 years. In no event shall the amount computed under this section be less than the early retirement benefit computed under paragraph 16. Monthly normal retirement benefit payments are payable, and shall begin, as of the Participant's Normal Retirement Date, and shall be paid monthly thereafter. If the Participant returns to employment with an Affiliate, his benefit payments shall cease and shall not be paid or accrue during such period of employment, but shall resume upon termination of his reemployment for any reason other than death, after having been adjusted to provide for additional benefit accruals.

         16. EARLY RETIREMENT BENEFIT.

               (a) A Participant or Inactive Participant whose Vesting Service terminates on or after attaining his Early Retirement Age, but before Normal Retirement Age, shall be eligible to receive an early retirement benefit determined in the same manner as a Normal Retirement benefit. For purposes of the early retirement benefit, the normal retirement benefit in effect at the date the Participant terminates employment shall be reduced by one-half of one percent for each full month by which the Participant's first benefit payment precedes the first day of the calendar month coincident with, or next following, his sixty-fifth birthday. Notwithstanding the preceding sentence, if the sum of the Participant's age and Vesting Service is at least 90, the benefit described above shall be reduced by one-quarter of one percent for each full month by which the Participant's first benefit payment precedes the first day of the calendar month coincident with or next following the Participant's sixty-fifth birthday. Any supplemental benefit described herein which


Supplement One                                                         Page 4
         is based on Vesting Service is not payable until the first day of the calendar month coincident with or next following the Participant's sixty-fifth birthday and shall not be reduced for early commencement of payments. Monthly early retirement benefit payments shall be payable as of the Participant's Early Retirement Date.

               (b) Notwithstanding subsection (a) above, in the case of an individual who was a Participant on September 30, 1989, his early retirement benefit shall not be less than the early retirement benefit under the Robbins & Myers, Inc. Pension Plan in effect on that date.

               (c) A Participant employed by the Moyno Industrial Products Division who has attained age 56 and elects to retire effective September 1, 1999 shall be eligible to receive an early retirement benefit under the Pension Plan. The monthly benefit for a Participant who meets the requirements of the preceding sentence shall be calculated in accordance with (a) above, as though the Participant retired at age 62.

               (d) Monthly early retirement benefit payments are payable, and shall begin, as of the Participant's Early Retirement Date, and shall be paid monthly thereafter during the Participant's lifetime. If the Participant returns to employment with an Affiliate, his benefit payments shall cease and shall not be paid or accrued during the period of reemployment, but the Vesting Service and Credited Service the Participant had at the time of his retirement shall be reinstated. Upon subsequent retirement, the Participant's eligibility and its amount shall be calculated and paid as though the Participant was then first retired based upon such reinstated Vesting Service and Credited Service, plus such service earned following the date of reemployment. Such amount shall not be less than the amount of the Participant's early retirement benefit payments he would have received prior to reemployment and his Normal Retirement Age.

         17. DEFERRED VESTED TERMINATION BENEFIT. A Participant whose Vesting Service terminates for any reason other than death, after the Participant has attained his Vested Termination Age, shall be entitled to receive a deferred vested retirement benefit equal to an amount determined in the same manner as the monthly early retirement benefit in effect at the date the Participant terminates employment. The provision in the early retirement benefit providing an for the lesser reductions to the early retirement benefit when the sum of the Participant's age at early retirement and Vesting Service equals 90 or more shall not apply to these deferred vested terminated Participants. Notwithstanding the foregoing, any supplemental benefit described in this Supplement is not payable until the first day of the calendar month coincident with or next following the Participant's sixty-fifth birthday, and will not be reduced for early payment. Monthly deferred vested retirement payments shall begin as of the Participant's Vested Termination Date, and shall be paid monthly thereafter for the life of the participant. If a Participant receiving such benefit payments returns to work with an Affiliate, before or after the date his benefits begin, benefit payments shall cease and shall not be paid or accrued during the period of reemployment. The Participant shall have his Vesting Service and Credited Service reinstated. Upon subsequent retirement, the Participant's eligibility for a benefit and the amount of the benefit shall be calculated and paid as if the Participant were then first retired, based upon such reinstated Vesting Service and Credited Service plus the service earned following the



Supplement One                                                         Page 5
date of employment. This benefit shall be actuarially reduced, but not below the amount of the Participant's original monthly benefit, to account for any deferred vested retirement benefit payments received prior to reemployment and prior to Normal Retirement Age.

         18. AUTOMATIC PRERETIREMENT SURVIVOR ANNUITY FOR ACTIVE MARRIED VESTED PARTICIPANTS.

               (a) Notwithstanding Section 6.1 of the Plan, for members of this Participating Group, a Participant's surviving Spouse shall be eligible to receive a preretirement survivor annuity if the Participant has attained his Vested Termination Age or other Retirement Age, dies before his Benefit Commencement Date, and either dies while actively employed by the Company, dies while receiving Credited Service during a period of Disability or dies after attaining his Early Retirement Date but prior to his Benefit Commencement Date. Preretirement survivor annuity benefits will not be payable to the surviving Spouse unless the Participant and surviving Spouse had been married through a one-year period ending on the earlier of the Participant's Benefit Commencement Date or his death.

               (b) The monthly amount of the surviving Spouse benefit payable to a Spouse under subsection (a) shall be equal to:

                    (1) Fifty-five percent (55%) of the reduced amount of the
               monthly Normal or Early Retirement benefit computed under this Supplement One, which the deceased Participant would have been entitled to receive beginning as of his Normal or Early Retirement Date, or

                    (2) Fifty-five percent (55%) of the reduced amount of the
               Participant's vested retirement benefit computed under Paragraph 17 of Supplement One, which the deceased Participant would have been entitled to receive upon attaining his 55th birthday, if he had retired on the day immediately preceding the day on which he died with a post-retirement surviving Spouse benefit coverage in effect. Such reduced amount shall be computed giving effect to the cost of the fifty-five percent joint and survivor annuity form of payment under Paragraph 11 of Supplement One.

                    (3) In the event the Participant dies prior to attaining age
               65, the surviving Spouse benefit payable to the Spouse shall be increased as of the first of the month following the date the Participant would have attained age 65 to account for any supplemental benefit which the Participant would have received had he attained age 65.

               (c) The monthly surviving Spouse benefit shall be payable to the Spouse for life beginning as of the first day of the calendar month coincident with or next following the later to occur of the date of the Participant's death or the date the Participant would have attained age 55; provided, however, that the Spouse may, by written consent filed with the Committee, elect commencement as of the first day of any month thereafter, but not later than the first of the month following the date the Participant would have attained age 65.

Supplement One                                                         Page 6

         19. AUTOMATIC ELECTION OF PRERETIREMENT SURVIVOR ANNUITY BY MARRIED TERMINATED VESTED MEMBERS.


               (a) A married Participant or Inactive participant who has attained his Vested Termination Age or other Retirement Age, with at least one Hour of Service on or after August 23, 1984, and whose Vesting Service terminates thereafter, shall be deemed to have elected automatically a reduced amount of monthly retirement benefit payable to him, with the provision that if his Spouse shall be living at the effective date of the election and also at his death after such election shall have become effective, the surviving Spouse benefit shall be payable to such Spouse. Notwithstanding the preceding sentence, this section shall not apply to a Participant who (1) is actively employed by the Company or an Affiliate on January 1, 1985,
         (2) dies while actively employed by the Company or an Affiliate, (3) dies while receiving Credited Service during a period of Disability, or
         (4) dies after he has attained Early Retirement Age, but prior to his Benefit Commencement Date (the date on which a Participant's Normal, Early or Deferred Vested Retirement Benefit is due to commence under the terms of this Supplement One).

                    (1) The automatic election provided in this section 19 shall become effective, provided the Participant is then living, on the latest to occur of: (A) 12 months after the date of the Participant's marriage; (B) the date the Participant attains his Vested Termination, Early or Normal Retirement Age; or (C) at the time the Participant's Vesting Service terminates.

                    (2) Such election shall be automatically revoked under the following circumstances: (A) in the event that either (i) the Spouse dies before the Participant or (ii) the Participant becomes divorced from the Spouse, except that upon the Participant's remarriage after the event in (i) or (ii), such automatic election shall again apply; (B) the date the Participant is reemployed by the Employer or an Affiliate; or (C) on the Benefit Commencement Date applicable to the Participant's retirement benefit.

                    (3) The automatic election may be waived by the Participant in writing after its effective date, but before the date the election is automatically revoked under (2) above, in accordance with rules adopted by the Committee. The election period applicable to such waiver by a terminated vested Participant shall begin on the date the Participant's Vesting Service terminates and shall end on the Participant's date of death.

                    (4) An election to waive the preretirement survivor annuity shall not take effect unless the Participant's Spouse irrevocably consents in writing to such election, which consent specifies that any further waiver by the Participant shall only be with Spousal consent, and such consent acknowledges the financial effect of such election. Spousal consent to a waiver of the preretirement survivor annuity shall not be required if the Participant establishes to the satisfaction of the Committee that such consent may not be obtained because there is no Spouse, because the Spouse cannot be located, because the Participant is legally separated from the Spouse or has been abandoned, or


Supplement One                                                         Page 7
               because of such other circumstances as the Secretary of the Treasury may, by regulation, prescribe.

                    (5) If the Participant has filed a specific written waiver of such election, he may revoke such waiver at any time during the period in which he could waive such election, by executing a revocation form and filing it with the Committee. Further, a subsequent specific written waiver of the automatic election may then be made in accordance with paragraphs (3) and (4) above.

         (b)   AMOUNT OF BENEFITS.

                    (1) If Participant Survives to Benefit Commencement Date.
               The reduced amount of the monthly retirement benefits payable to a terminated Participant at retirement (and accordingly under Section 20, if applicable), if he does not die prior to the Benefit Commencement Date, shall be equal to an amount determined by applying to the monthly retirement benefit otherwise payable to the Participant a "Reduction Percentage" for the number of complete months during which the coverage is in effect. The Reduction Percentage shall be .0083 percent per month (one-tenth of 1 percent per year) for Participants under age 45, .0333 percent per month (four-tenths of 1 percent per year) for Participants ages 45 through 54, and .0667 percent per month (eight-tenths of 1 percent per year) for Participants ages 55 through 64. On and after October 1, 1994, the reduction described above shall apply only with respect to individuals who are Former Participants. There shall be no Reduction Percentage in effect for any month prior to the date the Committee provides notice to the Participant of his and his Spouse's right to waive the preretirement surviving Spouse annuity.

                    (2) If Participant Dies While Option is in Effect. The
               monthly amount of the surviving Spouse benefit payable to a Spouse eligible therefor pursuant to paragraph (1) above if the Participant dies during the period the preretirement option is in effect after the effective date of the election but before such Participant's Benefit Commencement Date under Section 15, 16, or 17 shall be equal to--

                          (A)55 OR OLDER. Fifty-five percent (55%) of the
                    reduced amount of the monthly Normal or Early Retirement Benefit computed under the provisions of Section 15 or 16 which the deceased Participant would have been entitled to receive beginning as of his Normal or Early Retirement Date, or

                          (B)UNDER AGE 55. Fifty-five percent (55%) of the
                    reduced amount of the Participant's Vested Retirement Benefit computed under the provisions of Section 17 which the deceased Participant would have been entitled to receive at or after his fifty-fifth birthday, whichever the Participant was eligible for on the date his Vesting Service terminated, if he had retired on the day immediately preceding the day on which he died, with the post-retirement surviving Spouse benefit coverage in effect under Section
                    20. Such reduced amount shall be computed after giving effect to the cost of

Supplement One                                                         Page 8
                  the preretirement election under this Section 19 for the period during which the option was in effect and for the 55 percent joint and survivor form of payment under Section 20. In the case of a Participant who dies prior to having attained age 65, the surviving Spouse benefit payable to the Spouse shall be increased as of the first of the month following the date the Particpant would have attained age 65 in order to reflect any supplemental benefit which would have been received by the Participant.

               (c) The monthly surviving Spouse benefit shall be payable to the Spouse for life, beginning as of the first day of the calendar month coincident with or next following the later to occur of the date of the Participant's death or the date the Participant would have attained his 55th birthday. Notwithstanding the foregoing, the surviving Spouse may elect to defer commencement of the benefit until the first day of the month following the date the Participant would have attained age 65.

20.      AUTOMATIC POST-RETIREMENT (JOINT AND SURVIVOR) BENEFIT.

               (a) In lieu of the monthly retirement benefit otherwise payable under this Supplement One, a married Participant who begins to receive Normal, Early or Deferred Vested Retirement Benefits under Paragraphs 15, 16 or 17 above shall be deemed to have elected automatically a reduced monthly benefit payable to him. A surviving Spouse benefit shall be payable to the Spouse (Qualified Joint and Survivor Annuity) if the Spouse is living at the Participant's death and after the election is effective. This benefit shall not apply if a Participant dies before his Benefit Commencement Date.

               (b) The automatic election is effective on the Participant's Benefit Commencement Date.

               (c) A Participant may waive this automatic election in writing on a form approved by the Committee. The waiver is not effective unless consented to, in writing, by the Participant's Spouse, and filed within the 90-day period ending on the Participant's Benefit Commencement Date. A Participant may revoke the waiver at any time during the 90-day waiver period. The Committee shall provide a written explanation of the benefit within 30-90 days before the Participant's Benefit Commencement Date. Such waiver by the Participant shall not take effect unless the Participant's Spouse consents, in writing, to the waiver. Spousal consent shall not be required if the Participant establishes, to the satisfaction of the Committee, that such consent may not be obtained because there is no Spouse or the Spouse cannot be located. A Participant may revoke such waiver at any time by executing a revocation form and filing it with the Committee.

               (d) The reduced amount of the Participant's benefit under this paragraph is equal to ninety percent (90%) of the benefit otherwise payable to the Participant in the form of a life annuity. The benefit shall be reduced further by one-half percent (.5%) for each year the Participant's age exceeds his Spouse's age, and increased by the same percentage for each year the Spouse's age exceeds the Participant's age. There shall not be any reduction of any supplemental benefit payable after age 65 under Paragraphs 15,16 and 17 above.

Supplement One                                                         Page 9

               (e) The benefit payable to the surviving Spouse of a Participant who makes the automatic election under this paragraph is a monthly benefit equal to fifty-five percent (55%) of the reduced amount of the Participant's monthly retirement benefit or supplemental benefit. The monthly surviving Spouse benefit is payable to the Spouse for life, beginning on the first day of the month following the Participant's death.

               (f) The monthly surviving Spouse benefit shall be payable to the Spouse for life, beginning as of the first day of the calendar month next following the date of the Participant's death.

21.      OPTIONAL FORMS OF PAYMENT.

               (a) A Participant retiring under the Normal, Early or Deferred Vested Retirement provisions of this Supplement One may file, prior to retirement, a written election for an optional retirement benefit. The optional forms of retirement benefit are as follows:

                    (1) TEN-YEAR CERTAIN AND LIFE ANNUITY. A ten-year certain
               and life annuity is a reduced monthly retirement benefit payable to the Participant for life. If the Participant dies within a ten-year period after his benefits begin, his beneficiary will continue to receive a monthly payment for the balance of the ten-year period. The annuity payable is the Actuarial Equivalent of the life annuity under Paragraphs 15, 16 and 17 above.

                    (2) LUMP-SUM OPTION. A lump-sum option is also available
               under this Supplement One. The lump-sum Actuarial Equivalent value shall be determined on the basis of the benefit the Participant would have been entitled to on the first day of the month following his Normal Retirement Age or the date his Vesting Service terminates, whichever is later. Effective for Vesting Service accrued on or after October 1, 1994, the value of the supplemental benefit ($3.50 times years of Vesting Service) will not be taken into account when calculating the amount of the Participant's distribution under the lump sum option. A Participant's election of a lump sum option shall include a waiver of an immediately payable QJSA under paragraph 20 with Spousal consent if the Participant is married. Such waiver is necessary if the lump sum payment is made pursuant to paragraph
               24. The lump sum option is available effective as of October 1, 1989, to all Participants other than those in pay status, including retirees and terminated vested Participants.

               (b) No optional forms of benefits shall be granted under subparagraph (a) above which extend the payment period longer then (1) the lifetime of the Participant or joint lives of the Participant and his designated beneficiary, or (2) the Participant's life expectancy or the joint life expectancies of the Participant and his designated beneficiary.

               (c) The qualified joint and survivor annuity shall be at least as valuable as any optional form of benefit payable under the Plan.

Supplement One                                                         Page 10

         22. SPECIAL EMPLOYMENT/REEMPLOYMENT PROVISIONS. Notwithstanding Section II of the Plan, and for Participants in this Participating Group only, (1) if a Participant receiving a normal, early or deferred vested retirement benefit has that benefit under paragraphs 15, 16 or 17 suspended for any month of reemployment after his Normal Retirement Age in which he has eight or more full or partial days of employment, or (2) if a Participant remains in employment of an Affiliate after his Normal Retirement Age (without a commencement of benefits under paragraph 15) for eight or more full or partial days in a month, then that Participant shall be afforded a review of his suspension of benefits.

               Notwithstanding the above, no benefit payments, once they have commenced, shall be suspended for any month in which a Participant is reemployed, after his Normal Retirement Date, for fewer than eight days. In the event a Participant remains in employment with an Affiliate after his Normal Retirement Age for fewer than eight days in any month, his normal retirement benefit is payable as of the first day of the calendar month next following the month in which he first has fewer than eight days of employment.

         23. EXTENDED WEAR AWAY. Notwithstanding any provision of this Supplement to the contrary, with respect to each Participant covered by this Supplement One, whose Compensation exceeded $150,000 during the Plan Year ending September 30, 1993, the amount of the Participant's Accrued Benefit shall not be less than the greater of the amount of the Participant's Accrued Benefit, if any, determined as of September 30, 1989 under the terms of the Pension Plan as then in effect, plus such additional amount, if any, as is accrued after September 30, 1993 pursuant to the foregoing provisions of this subsection.

         24. SMALL BENEFITS. If (prior to commencement of benefits payable under the Plan) the total lump sum Actuarial Equivalent of monthly benefits payable under this Supplement One is $5,000 or less (and has never exceeded $5,000), the payment shall be made in accordance with rules established by the Committee, in the form of a lump sum after the Participant's employment has terminated. The lump sum Actuarial Equivalent value described above shall be determined on the basis of the benefit the Participant would have been entitled to on the first day of the month following the later of his Normal Retirement Age or the date on which his Vesting Services terminates.

               Notwithstanding any provision of the Plan or this Supplement One to the contrary, in the event a Participant receives a lump sum distribution under this paragraph or paragraph 21(2) and the Participant is subsequently reemployed, he shall not have a right to repay the amount distributed. In addition, his accrued retirement benefit and the Credited Service upon which his benefit was calculated shall be canceled and disregarded.

Supplement One                                                         Page 11

                                 SUPPLEMENT TWO

                 TO THE ROBBINS & MYERS, INC. CASH BALANCE PLAN
                            COVERING PARTICIPATION OF

              MOYNO OILFIELD PRODUCTS SALARIED EMPLOYEES (GROUP I)


         The Moyno Oilfield Products Participating Group will be covered under the Robbins & Myers, Inc. Cash Balance Plan on the following basis:

         25. NAME OF PARTICIPATING GROUP. The Moyno Oilfield Products Salaried Employees Participating Group I.

         26. GROUP OF COVERED EMPLOYEES. All salaried employees of Moyno Oilfield Products employed by Robbins & Myers, Inc. at its Fairfeld, California and Plano, Texas facilities, who participated in the Robbins & Myers, Inc. Pension Plan prior to October 1, 1999.

         27. EFFECTIVE DATE. January 1, 2000.

         28. RETIREMENT BENEFIT. For members of this Participating Group only, the Participant's Retirement Benefit shall be determined in the following manner: (1) prior to December 31, 1999, the Participant's Accrued Benefit under the Pension Plan shall be determined in accordance with Supplement One to this Plan; (2) the Participant's Accrued Benefit as of December 31, 1999 shall be converted to its Actuarial Equivalent (as determined by an Actuary) in the form of a lump sum; (3) the lump sum value of the Participant's Accrued Benefit shall be transferred as soon as practicable after the conversion to an Account established under this Plan; and (4) effective January 1, 2000, the Participant's Retirement Benefit shall be determined in accordance with the terms of this Plan.

         5. TRANSITION CREDITS. Effective for the period commencing January 1, 2000 and ending December 31, 2008, members of this Participating Group (covered under Supplement Two) shall receive an additional pay credit of 5%, provided the member has fewer than 15 years of Service, or an additional 6.5% pay credit if the member has 15 or more years of Service.

Supplement Two                                                         Page 1

                                SUPPLEMENT THREE

                 TO THE ROBBINS & MYERS, INC. CASH BALANCE PLAN
                            COVERING PARTICIPATION OF

              MOYNO OILFIELD PRODUCTS SALARIED EMPLOYEES (GROUP II)



         The Moyno Oilfield Products Participating Group II will be covered under the Robbins & Myers, Inc. Cash Balance Plan on the following basi 12 s:

         1. NAME OF PARTICIPATING GROUP. The Moyno Oilfield Products Salaried Employees Participating Group II.

         2. GROUP OF COVERED EMPLOYEES. All salaried employees of Moyno Oil Field Products employed by Robbins & Myers, Inc. at its Fairfield, California and Plano, Texas facilities, who were covered under the Robbins & Myers, Inc. Pension Plan prior to October 1, 1999 and who terminated employment during the calendar years 1999 and 2000.

         3. EFFECTIVE DATE. January 1, 2000.

         4. RETIREMENT BENEFITS. For members of this Participating Group only, a Participant's retirement benefit shall be determined in accordance with the provisions of the Robbins & Myers, Inc. Pension Plan (and subsequent to October 1, 1999, Supplement One to this Plan).



Supplement Three                                                        Page 1

                                 SUPPLEMENT FOUR

                 TO THE ROBBINS & MYERS, INC. CASH BALANCE PLAN
                            COVERING PARTICIPATION OF
                    FLOW CONTROL EQUIPMENT COMPANY EMPLOYEES

         The Flow Control Equipment Company Participating Group is covered under the Robbins & Myers, Inc. Cash Balance Plan on the following basis:

         1. NAME OF PARTICIPATING GROUP. The Flow Control Equipment Company Employees Participating Group.

         2. GROUP OF COVERED EMPLOYEES. All employees of Flow Control Equipment Company employed by the Company as of December 31, 1999.

         3. EFFECTIVE DATE. Members of this Participating Group shall become eligible to participate in the Robbins & Myers, Inc. Cash Balance Plan effective as of January 1, 2000.

         4. VESTING SERVICE. Notwithstanding any provision of the Plan to the contrary, for members of this Participating Group only, a Participant shall be credited with each year of Service performed as an employee of Robbins & Myers, Inc. or Flow Control Equipment Company for purposes of determining Service for vesting under the Plan. Employees whose employment with Flow Control Equipment Company is continued without interruption from a predecessor employer shall receive credit for Vesting Service for the period of their employment with such predecessor employer.

Supplement Four                                                         Page 1